                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED

                             DEBT EXCHANGE AGREEMENT

                                  BY AND AMONG

                              HUNTSMAN COMPANY LLC;
                         HUNTSMAN POLYMERS CORPORATION;
                    HUNTSMAN FAMILY HOLDINGS II COMPANY LLC;
                        HMP EQUITY HOLDINGS CORPORATION;
                                JON M. HUNTSMAN;
                  CERTAIN INDIVIDUAL INVESTORS (NAMED HEREIN);
           MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P., BY ITS
            INVESTMENT ADVISOR, MATLINPATTERSON GLOBAL ADVISERS LLC;
                       CONSOLIDATED PRESS HOLDINGS LIMITED

                                       AND

                        CONSOLIDATED PRESS (FINANCE) LTD


                         DATED AS OF SEPTEMBER 17, 2002

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                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I DEFINITIONS....................................................................................2
   1.1      Defined Terms................................................................................2
   1.2      Interpretation...............................................................................7

ARTICLE II EXCHANGE AND CONTRIBUTION.....................................................................8
   2.1      GOF Exchange Transactions....................................................................8
   2.2      CPF Exchange Transactions....................................................................8
   2.3      HH Preferred Member Exchange Transactions....................................................9
   2.4      Investors Exchange Transactions.............................................................10
   2.5      Family Holdings II Exchange Transactions....................................................10
   2.6      SPV Contribution to HMP.....................................................................11
   2.7      HMP Contribution to H Corp..................................................................11
   2.8      Interest....................................................................................11

ARTICLE III CLOSING.....................................................................................12
   3.1      Closing.....................................................................................12
   3.2      Deliveries at Closing.......................................................................12

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE HUNTSMAN PARTIES.......................................21
   4.1      Corporate Organization, Etc.................................................................21
   4.2      Authority; No Violation.....................................................................21
   4.3      Consents and Approvals......................................................................22
   4.4      Capitalization of HMP; Ownership of New Stock...............................................23
   4.5      No Other HMP, H Corp or H Poly Securities...................................................24
   4.6      Australian Designee and Australian Contracts................................................24
   4.7      Investment Representations and Warranties...................................................25
   4.8      Family Holdings II and GOF Transactions.....................................................26
   4.9      No Other Representations....................................................................26

ARTICLE V REPRESENTATIONS AND WARRANTIES OF CP PARTIES..................................................27
   5.1      Corporate Organization, Etc.................................................................27
   5.2      Authority; No Violation.....................................................................27
   5.3      Consents and Approvals......................................................................28
   5.4      Ownership of Bonds..........................................................................28
   5.5      Investment Representations and Warranties...................................................28
   5.6      No Other Representations....................................................................29

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF GOF........................................................29
   6.1      Corporate Organization, Etc.................................................................30
   6.2      Authority; No Violation.....................................................................30
   6.3      Consents and Approvals......................................................................31
   6.4      Ownership of Assets.........................................................................31

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
   6.5      Investment Representations and Warranties...................................................32
   6.6      Family Holdings II and GOF Transactions.....................................................34
   6.7      No Other Representations....................................................................34

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.............................................34
   7.1      Authority; No Violation.....................................................................34
   7.2      Consents and Approvals......................................................................35
   7.3      Ownership of BNAC Shares....................................................................35
   7.4      No Other Representations....................................................................35

ARTICLE VIII COVENANTS..................................................................................35
   8.1      Consummation of Transactions................................................................35
   8.2      Covenant of Mr. Huntsman....................................................................36
   8.3      HMP Recapitalization........................................................................36
   8.4      Formation of HH Preferred Member............................................................36
   8.5      Additional HH Preferred Member Contribution.................................................37
   8.6      Payment of GOF Transaction Fees.............................................................37
   8.7      Payment of CPF Transaction Fees.............................................................38
   8.8      Covenant of CPH.............................................................................38

ARTICLE IX ADDITIONAL AGREEMENTS........................................................................38
   9.1      Regulatory Matters..........................................................................38
   9.2      Huntsman Obligation to File.................................................................39
   9.3      Legal Conditions to Debt Exchange Transactions..............................................39
   9.4      Additional Agreements.......................................................................39
   9.5      SPV Actions.................................................................................39
   9.6      Proxy.......................................................................................40
   9.7      Merger of BNAC..............................................................................40

ARTICLE X CONDITIONS PRECEDENT..........................................................................40
   10.1     Conditions to Each Party's Obligation To Effect Debt Exchange Transactions..................40
   10.2     Definitions.................................................................................42

ARTICLE XI TERMINATION AND AMENDMENT....................................................................43
   11.1     Termination.................................................................................43
   11.2     Effect of Termination.......................................................................44
   11.3     Amendment...................................................................................44
   11.4     Extension; Waiver...........................................................................44

ARTICLE XII LOCKUP COMMITMENTS AND SUPPORT COVENANTS....................................................44
   12.1     GOF Lockup Commitments......................................................................44
   12.2     CPF Lockup Commitments......................................................................45
   12.3     Huntsman Party Lockup Commitments...........................................................45
   12.4     GOF Support Covenants.......................................................................45

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
   12.5     CPF Support Covenants.......................................................................46
   12.6     Huntsman Party Support Covenants............................................................48
   12.7     Lockup Termination Dates....................................................................49

ARTICLE XIII GENERAL PROVISIONS.........................................................................50
   13.1     Expenses....................................................................................50
   13.2     Notices.....................................................................................50
   13.3     Counterparts and Effectiveness..............................................................52
   13.4     Entire Agreement............................................................................52
   13.5     Governing Law...............................................................................53
   13.6     Enforcement of Agreement....................................................................53
   13.7     Severability................................................................................53
   13.8     Publicity...................................................................................53
   13.9     Assignment; No Third Party Beneficiaries....................................................53
   13.10    B Note Covenant Letter......................................................................53
   13.11    Nonsurvival of Representations and Warranties...............................................54

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                                  DEFINED TERMS

Defined Term                                                                                      Page No.
------------                                                                                      --------
1997 Indenture...........................................................................................1
1998 Indenture...........................................................................................1
1998 Notes...............................................................................................1
Administrative Agent....................................................................................25
Affiliate................................................................................................2
Agreement................................................................................................1
Amended and Restated H Corp Operating Agreement..........................................................3
Amended and Restated HMP Bylaws..........................................................................3
Australian Contracts.....................................................................................3
Australian Designee......................................................................................4
Australian Designee Units...............................................................................26
Australian Purchase Agreement............................................................................3
B Note Covenant Letter..................................................................................57
Bank Consent Condition..................................................................................44
Bank Group..............................................................................................44
Bankruptcy Code..........................................................................................4
Bankruptcy Court.........................................................................................4
Benchem.................................................................................................25
BNAC.....................................................................................................4
BNAC Common Stock.......................................................................................33
BNAC Interest............................................................................................4
BNAC Shares..............................................................................................4
Bonds....................................................................................................1
Cancer Foundation Shares................................................................................38
Case Commencement.......................................................................................45
Certificate of Amendment of H Corp.......................................................................4
Certificate of Amendment of HMP..........................................................................4
Chapter 11 Case.........................................................................................45
CINV....................................................................................................25
Class A Preferred.......................................................................................38
Class A Units............................................................................................5
Class B Units............................................................................................5
Closing.................................................................................................13
Closing Date............................................................................................13
Common Stock............................................................................................24
Confidentiality Agreement................................................................................5
Confirmation Order.......................................................................................5
Consent.................................................................................................24
Contributed HSCHC Interest..............................................................................12
Contributed JK Holdings Interest........................................................................12
CP Parties...............................................................................................1
CP Parties Disclosure Schedule..........................................................................28

CPF......................................................................................................1
CPF Bond Position.......................................................................................30
CPF Lockup Termination Date.............................................................................53
CPF New Shares..........................................................................................10
CPF Optional Lockup Termination Date....................................................................53
CPF Transaction Fees.....................................................................................5
CPF/HH Preferred Member Contributed Bonds...............................................................10
CPH......................................................................................................1
Debt Exchange Transactions...............................................................................5
Direct Exchange CPF Bonds................................................................................9
Direct Exchange GOF Bonds................................................................................8
Direct Exchange HH Preferred Member Bonds...............................................................10
Earnout Agreement........................................................................................5
Encumbrance..............................................................................................5
Escrow Agreement........................................................................................15
Family Holdings..........................................................................................1
Family Holdings II.......................................................................................1
Family Holdings II New Shares...........................................................................11
Family Shares...........................................................................................48
Fast Track Pleadings.....................................................................................5
Fast Track Schedule.....................................................................................45
Fixed Rate Notes.........................................................................................1
Floating Rate Notes......................................................................................1
GOF......................................................................................................1
GOF BNAC Interest........................................................................................9
GOF BNAC Shares..........................................................................................9
GOF Bond Position.......................................................................................33
GOF Cash Contribution....................................................................................5
GOF Disclosure Schedule.................................................................................31
GOF Investment Amount...................................................................................34
GOF Lockup Termination Date.............................................................................52
GOF New Shares...........................................................................................9
GOF Optional Lockup Termination Date....................................................................52
GOF Transaction Fees.....................................................................................6
GOF/HH Preferred Member Contributed Bonds................................................................9
GOF/ICI Purchase Agreement...............................................................................5
GOF/ICI Purchase Documents..............................................................................34
Governmental Authority...................................................................................6
Guarantees...............................................................................................6
H Corp...................................................................................................1
H Corp Credit Facility...................................................................................6
H Corp Note.............................................................................................26
H Corp Notes.............................................................................................1
H Poly...................................................................................................1
H Poly Indenture.........................................................................................1
H Poly Notes.............................................................................................1

HH BNAC Shares...........................................................................................6
HH Preferred Member......................................................................................9
HH Preferred Member New Shares..........................................................................10
HH Preferred Member Operating Agreement.................................................................39
HIH......................................................................................................6
HMP......................................................................................................1
HMP Recapitalization....................................................................................38
HMP/CPF Guarantee........................................................................................6
HMP/CPF Release..........................................................................................9
HMP/GOF Guarantee........................................................................................6
HMP/GOF Release..........................................................................................8
HPC.....................................................................................................12
HPC Preferred...........................................................................................12
HSCHC...................................................................................................12
HSR Act.................................................................................................24
Huntsman Contribution Asset Value........................................................................6
Huntsman Contribution Assets............................................................................12
Huntsman Disclosure Schedule............................................................................22
Huntsman Parties.........................................................................................1
ICI.....................................................................................................34
Indentures...............................................................................................1
Individual Investor......................................................................................1
Injunction..............................................................................................43
Interest.................................................................................................7
Interest Holders Agreement..............................................................................13
Investor BNAC Shares.....................................................................................6
Investor Disclosure Schedule............................................................................36
Investors................................................................................................1
Involuntary Proceeding..................................................................................44
JK Holdings.............................................................................................12
Laws.....................................................................................................7
Letter Agreement.........................................................................................7
Material Adverse Effect..................................................................................7
Mr. Huntsman.............................................................................................1
New Common Stock........................................................................................11
New GOF Assets...........................................................................................7
New H Corp Managers.....................................................................................15
New HMP Directors.......................................................................................15
Notional HMP Common Equity Value.........................................................................7
Notional HMP Common Stock Price..........................................................................7
Notional Total HMP Value.................................................................................7
Original Debt Exchange Agreement.........................................................................2
Person...................................................................................................7
Plan.....................................................................................................7
Plan Approval Condition.................................................................................44
Pre-Closing Paid Fees...................................................................................40

Preferred Interest.......................................................................................8
Preferred Stock.........................................................................................24
Release Certificate.....................................................................................15
Remaining CPF Bonds.....................................................................................10
Remaining GOF Bonds......................................................................................9
Remaining HH Preferred Member Bonds.....................................................................11
Required Governmental Consents..........................................................................24
Restructured H Corp Facility.............................................................................2
Restructuring Plan.......................................................................................1
Rosgrove................................................................................................25
Securities Act..........................................................................................24
Series A Common.........................................................................................24
Series B Common.........................................................................................24
SPV......................................................................................................8
SPV Agreement...........................................................................................43
SPV New Shares..........................................................................................12
Subsidiary...............................................................................................8
Transfer Agreements.....................................................................................25
TS 1.....................................................................................................1
Voluntary Proceeding....................................................................................44

                              AMENDED AND RESTATED

                             DEBT EXCHANGE AGREEMENT

          This AMENDED AND RESTATED DEBT EXCHANGE AGREEMENT, dated as of September 17, 2002 (this "AGREEMENT"), by and among Huntsman Company LLC, a Utah limited liability company formerly a Utah corporation known as Huntsman Corporation ("H CORP"), Huntsman Polymers Corporation, a Delaware corporation ("H POLY"), MatlinPatterson Global Opportunities Partners L.P., a Delaware limited partnership, by its Investment Advisor, MatlinPatterson Global Advisers LLC, a Delaware limited liability company (collectively, "GOF"), Huntsman Family Holdings II Company LLC, a Utah limited liability company ("FAMILY HOLDINGS II"), HMP Equity Holdings Corporation, a Delaware corporation ("HMP"), Jon M. Huntsman, an individual ("MR. HUNTSMAN," and together with Family Holdings II, HMP, H Corp and H Poly, the "HUNTSMAN PARTIES"), Consolidated Press (Finance) Ltd (ACN 001 557 035), a public company incorporated in the State of New South Wales ("CPF"), Consolidated Press Holding Limited (ACN 008 394 509), an Australian corporation registered in the Australian Capital Territory ("CPH," and together with CPF, the "CP PARTIES"), and the individual investors named on
Exhibit 2.4 to this Agreement (each such individual, an "INDIVIDUAL INVESTOR," and collectively, the "INVESTORS").

          WHEREAS, H Corp, H Poly, Mr. Huntsman, Huntsman Family Holdings Company LLC, a Utah limited liability company that was merged with and into Family Holdings II with Family Holdings II being the surviving company ("FAMILY HOLDINGS"), and GOF have entered into the Term Sheet for Restructuring Plan Support for H Corp and H Poly, dated as of June 14, 2002 ("TS 1"), which sets forth a comprehensive debt restructuring plan (the "RESTRUCTURING PLAN") with respect to (a) the following classes of debt securities: (i) $275,000,000 of 9.5% Senior Subordinated Notes due 2007 (the "FIXED RATE NOTES"), issued by H Corp pursuant to the Indenture dated July 10, 1997, as amended from time to time (the "1997 INDENTURE"), (ii) $200,000,000 of 9.5% Senior Subordinated Notes due 2007 (the "1998 NOTES"), issued by H Corp pursuant to the Indenture dated December 2, 1998, as amended from time to time (the "1998 INDENTURE"), (iii) $125,000,000 of Senior Subordinated Floating Rate Notes due 2007 (the "FLOATING RATE NOTES," and together with the Fixed Rate Notes and the 1998 Notes, the "H CORP NOTES"), issued by H Corp pursuant to the 1997 Indenture, and (iv) $174,882,000 of 11.75% Senior Unsecured Notes due 2004 (individually, the "H POLY NOTES," and together with the H Corp Notes, the "BONDS"), issued by H Poly pursuant to the Indenture dated November 29, 1994 (the "H POLY INDENTURE," and together with the 1997 Indenture and the 1998 Indenture, the "INDENTURES") through the exchange of those Bonds held by GOF and those H Corp Notes held by CPF (as a transferee of GOF) as provided in this Agreement; and (b) the H Corp Credit Facility (as defined herein) through the consolidation of certain tranches, amendment of certain terms and the provision of additional liquidity, substantially as set forth in the term sheet attached hereto as Appendix A, with such changes thereto as shall be reasonably acceptable to GOF and Family Holdings II (thereafter, being referred to as the "RESTRUCTURED H CORP FACILITY");

          WHEREAS, in order to implement the debt exchanges contemplated by TS 1, H Corp, H Poly, CSFB Global Opportunities Partners, L.P. by its investment advisor, CSFB Global Opportunities Advisers, LLC (GOF's predecessor), Family Holdings, Family Holdings II and Mr. Huntsman entered into a Debt Exchange Agreement, dated as of July 15, 2002 (the "ORIGINAL DEBT EXCHANGE AGREEMENT");

          WHEREAS, subsequent to the execution of the Original Debt Exchange Agreement, the stockholders of H Corp formed HMP and contributed all of their equity interests in H Corp to HMP in exchange for equity interests in HMP;

          WHEREAS, HMP has guaranteed to each of GOF and CPF the payment of principal and interest on the H Corp Notes held by GOF and CPF;

          WHEREAS, in order to allow CPF and the Investors to participate in the Restructuring Plan, as modified herein, and to set forth the terms governing their participation, the Original Debt Exchange Agreement is being amended and restated by this Agreement; and

          WHEREAS, the parties to this Agreement desire to make certain representations, warranties and agreements in connection with the Debt Exchange Transactions (as defined herein) and also to prescribe certain conditions to the Debt Exchange Transactions.

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          1.1 DEFINED TERMS. For all purposes of this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person; and the term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise.

          "AMENDED AND RESTATED H CORP OPERATING AGREEMENT" means the amended and restated limited liability company agreement of H Corp to be adopted by HMP, as the sole member of H Corp, at or prior to the Closing, substantially in the form attached hereto as EXHIBIT A, with such amendments or modifications thereto as shall be reasonably acceptable to GOF and Family Holdings II; PROVIDED, HOWEVER, that any such amendment or modification shall also be subject to the prior reasonable acceptance of CPF where both (i) such amendment or modification would have a material adverse effect on the rights attributable to the Interest of CPF (the "affected CPF rights") and (ii) such material adverse effect would be disproportionate (after taking into account any disproportionality in the relative rights of CPF and GOF prior to any such amendment or modification) to the effect such amendment or modification would have on the rights attributable to the Interest of GOF.

          "AMENDED AND RESTATED HMP BYLAWS" means the amended and restated bylaws of HMP to be adopted by the Board of Directors of HMP at or prior to the Closing, substantially in the form attached hereto as EXHIBIT B, with such amendments or modifications thereto as shall be reasonably acceptable to GOF and Family Holdings II; PROVIDED, HOWEVER, that any such amendment or modification shall also be subject to the prior reasonable acceptance of CPF where both (i) such amendment or modification would have a material adverse effect on the rights attributable to the Interest of CPF (the "affected CPF rights") and (ii) such material adverse effect would be disproportionate (after taking into account any disproportionality in the relative rights of CPF and GOF prior to any such amendment or modification) to the effect such amendment or modification would have on the rights attributable to the Interest of GOF.

          "AUSTRALIAN CONTRACTS" means all of Mr. Huntsman's and/or Family Holdings II's rights under the Purchase Agreement, dated as of June 26, 2002, by and among Mr. Huntsman, Rosgrove Pty Limited (ACN 051 649 560), an Australian corporation registered in the State of New South Wales, Conpress International (Netherlands Antilles) N.V., a Bahamian company, and Benchem Pty Limited (ACN 072 167 527), an Australian corporation registered in the State of New South Wales (the "AUSTRALIAN PURCHASE AGREEMENT"), with respect to (and including the right to receive) (a) 1,600 shares of the common capital stock, no par value, of Huntsman Surfactants Technology Corporation, a Utah corporation, (b) 2,006 shares of the Class B Ordinary Shares of HCPH Holdings Pty Limited (ACN 060 463
023), an Australian corporation, (c) the Australian Loans (as defined in the Australian Purchase Agreement), and (d) 500,050 Class B Units of Huntsman Chemical Australia Unit Trust, an Australian unit trust, as constituted by a Trust Deed in respect thereof, with Huntsman Chemical Company Australia Pty Limited (ACN 004 146 338) as trustee.

          "AUSTRALIAN DESIGNEE" means HF II Australia Holdings Company LLC, a Utah limited liability company and wholly owned subsidiary of Family Holdings II, which has been named the irrevocable designee by Mr. Huntsman of the Australian Contracts.

          "BANKRUPTCY CODE" means title 11 of the United States Code Sections 101-1330.

          "BANKRUPTCY COURT" means the United States Bankruptcy Court where the Chapter 11 Cases are filed.

          "BNAC" means BNAC, Inc., a Delaware corporation and a subsidiary of GOF. BNAC is the owner of the New GOF Assets.

          "BNAC INTEREST" means, collectively, the GOF BNAC Interest, the HH BNAC Shares and the Investor BNAC Shares.

          "BNAC SHARES" means the shares of capital stock of BNAC.

          "CERTIFICATE OF AMENDMENT OF H CORP " means the First Certificate of Amendment to Articles of Organization of H Corp, which H Corp shall adopt and cause to be filed with the Division of Corporations and Commercial Code of the Utah Department of Commerce, substantially in the form attached hereto as EXHIBIT C, with such amendments or modifications thereto as shall be reasonably acceptable to GOF and Family Holdings II; PROVIDED, HOWEVER, that any such amendment or modification shall also be subject to the prior reasonable acceptance of CPF where both (i) such amendment or modification would have a material adverse effect on the rights attributable to the Interest of CPF (the "affected CPF rights") and (ii) such material adverse effect would be disproportionate (after taking into account any disproportionality in the relative rights of CPF and GOF prior to any such amendment or modification) to the effect such amendment or modification would have on the rights attributable to the Interest of GOF.

          "CERTIFICATE OF AMENDMENT OF HMP " means the First Certificate of Amendment of the Certificate of Incorporation of HMP, which HMP shall adopt and cause to be filed with the Secretary of State of the State of Delaware, substantially in the form attached hereto as EXHIBIT D, with such amendments or modifications thereto as shall be reasonably acceptable to GOF and Family Holdings II; PROVIDED, HOWEVER, that any such amendment or modification shall also be subject to the prior reasonable acceptance of CPF where both (i) such amendment or modification would have a material adverse effect on the rights attributable to the Interest of CPF (the "affected CPF rights") and (ii) such material adverse effect would be disproportionate (after taking into account any disproportionality in the relative rights of CPF and GOF prior to any such amendment or modification) to the effect such amendment or modification would have on the rights attributable to the Interest of GOF.

          "CLASS A UNITS" means the Class A Common Units of the SPV.

          "CLASS B UNITS" means the Class B Common Units of the SPV.

          "CONFIRMATION ORDER" means an order or orders of the Bankruptcy Court approving the Plan under section 1129 of the Bankruptcy Code.

          "CONFIDENTIALITY AGREEMENT" means the letter agreement with respect to the confidential nature of the information relating to the GOF/ICI Purchase Agreement delivered to and acknowledged by GOF, in the form attached hereto as EXHIBIT E.

          "CPF TRANSACTION FEES" means the reasonable, documented total fees and expenses of third-party advisers and consultants incurred by CPF prior to the Closing in connection with the Debt Exchange Transactions (including, without limitation, reasonable legal, consulting and due diligence fees and expenses).

          "DEBT EXCHANGE TRANSACTIONS" means, collectively, the exchange transactions and contributions contemplated by Article II hereof.

          "EARNOUT AGREEMENT" means the Earnout Agreement, dated as of June 29, 2002, by and among CPH, Conpress International (Netherlands Antilles) N.V., a Bahamian company, Mr. Huntsman and Family Holdings II, as amended.

          "ENCUMBRANCE" means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

          "FAST TRACK PLEADINGS" means, collectively, the pleadings set forth in
Part II of Appendix 10.2(b).

          "GOF CASH CONTRIBUTION" means an amount in cash equal to $329,750,000 minus the GOF Investment Amount; PROVIDED, HOWEVER, that the GOF Cash Contribution shall be reduced by the amount, if any, of the Pre-Closing Paid Fees which are not paid by H Corp on the Closing Date as contemplated in Section 8.6(a).

          "GOF/ICI PURCHASE AGREEMENT" means the Sale and Purchase Agreement, dated June 14, 2002, by and among Imperial Chemical Industries PLC, ICI Alta Inc., ICI Americas Inc., ICI Finance PLC, GOF and BNAC, a copy of which is attached hereto with Schedule 2.1(b).

          "GOF TRANSACTION FEES" means the reasonable, documented total fees and expenses of third-party advisers and consultants incurred by GOF prior to the Closing in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable legal, consulting and due diligence fees and expenses).

          "GOVERNMENTAL AUTHORITY" means any domestic or foreign national, supernational, regional, state or local government, any political subdivision thereof or any other governmental, quasi-governmental, regulatory, administrative, judicial, public or statutory instrumentality, authority, body, agency, court, department, bureau or entity.

          "GUARANTEES" means, collectively, the HMP/CPF Guarantee and the HMP/GOF Guarantee.

          "H CORP CREDIT FACILITY" means, collectively, the following credit facilities: (i) the Amended and Restated Credit Agreement dated as of January 29, 1996 and amended and restated as of February 23, 1996, by and among H Corp, Bankers Trust Company, as Administrative Agent, and the other parties thereto, as further amended; (ii) the Term Loan Agreement, dated as of October 23, 1996, by and among H Corp, Bankers Trust Company, as Agent, and the other parties thereto, as amended; and (iii) the Supplemental Accounts Receivable Credit Agreement, dated as of December 20, 2001, by and among H Corp, Bankers Trust Company, as administrative agent, and the financial institutions parties thereto, as amended.

          "HH BNAC SHARES" means, collectively, the total number of BNAC Shares received by the HH Preferred Member in respect of the Investors' contributions contemplated in Section 2.4(b).

          "HIH" means Huntsman International Holdings LLC, a Delaware limited liability company.

          "HMP/CPF GUARANTEE" means the guarantee, dated as of September 17, 2002, issued by HMP in favor of CPF with respect to the H Corp Notes held by CPF on such date.

          "HMP/GOF GUARANTEE" means the guarantee, dated as of September 17, 2002, issued by HMP in favor of GOF with respect to the H Corp Notes held by GOF on such date.

          "HUNTSMAN CONTRIBUTION ASSET VALUE" means the aggregate value of the Huntsman Contribution Assets (as reasonably determined by the board of directors of HMP).

          "INVESTOR BNAC SHARES" means, collectively, the total number of BNAC Shares received by the SPV in respect of the Investors' contributions contemplated in Section 2.4(a).

          "INTEREST" means, with respect to any Member (as such term is defined in the SPV Agreement), such Member's (i) Interest (as defined in the SPV Agreement) and (ii) rights and obligations under this Agreement.

          "LAWS" means any supernational, regional, federal, state, local or foreign law, statute, code, ordinance, rule, regulation, order, judgment, writ, injunction or decree.

          "LETTER AGREEMENT" means the letter agreement, dated June 20, 2002, by and among Mr. Huntsman, CPH and GOF.

          "MATERIAL ADVERSE EFFECT" means, with respect to any party to this Agreement, a material adverse effect on the ability of such party to consummate the transactions contemplated hereby.

          "NEW GOF ASSETS" means the assets described on SCHEDULE 2.1(b).

          "NOTIONAL HMP COMMON EQUITY VALUE" means the Notional Total HMP Value, minus the aggregate liquidation preferences of all classes of preferred stock of HMP outstanding as of the Closing.

          "NOTIONAL HMP COMMON STOCK PRICE" means the number obtained by dividing the Notional HMP Common Equity Value by the aggregate number of Family Holdings II New Shares.

          "NOTIONAL TOTAL HMP VALUE" means the total equity value of HMP as of the Closing Date (as determined in good faith by the board of directors of HMP), prior to giving effect to the debt exchange transactions contemplated in Article II hereto or any other contributions to HMP contemplated hereby.

          "PERSON" means an individual, partnership, limited partnership, limited liability partnership, limited liability company, foreign limited liability company, trust, estate, corporation, custodian, trustee, executor, administrator, nominee or any other entity.

          "PLAN" means the Plan of Reorganization substantially in the form attached hereto as APPENDIX B, with such amendments or modifications thereto (a) to include HMP as a debtor, to provide for the release of the Guarantees as contemplated in this Agreement, and to conform the Plan to reflect the transactions described in this Agreement and (b) as shall be reasonably acceptable to GOF and Family Holdings II; PROVIDED, HOWEVER, that any such amendment or modification shall also be subject to the prior reasonable acceptance of CPF where both (i) such amendment or modification would have a material adverse effect on the rights attributable to the Interest of CPF (the "affected CPF rights") and (ii) such material adverse effect would be disproportionate (after taking into account any disproportionality in the relative rights of CPF and GOF prior to any such amendment or modification) to the effect such amendment or modification would have on the rights attributable to the Interest of GOF.

          "PREFERRED INTEREST" means the interest in the SPV designated under the SPV Agreement as the "Preferred Interest."

          "SPV" means a special purpose vehicle formed by Family Holdings II and GOF under the Delaware Limited Liability Company Act, which, among other things, will directly own upon consummation of the Closing all of the capital stock of HMP held by Family Holdings II, GOF, HH Preferred Member and CPF immediately prior to the Closing.

          "SUBSIDIARY" means, when used with respect to any Person, any corporation, partnership, limited liability company, joint venture or other legal entity, in which such Person (either directly or through or together with other Subsidiaries) owns more than 50 percent of the voting securities of such corporation, partnership, limited liability company, joint venture or other legal entity.

          1.2 INTERPRETATION. When a reference is made in this Agreement to Sections, Exhibits, Appendices or Schedules, such reference shall be to a Section of or Exhibit, Appendix or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to September 17, 2002.

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                                   ARTICLE II

                            EXCHANGE AND CONTRIBUTION

          2.1 GOF EXCHANGE TRANSACTIONS. In the event the conditions set forth in Section 10.1 hereof are satisfied or waived by GOF, Family Holdings II, H Corp, HMP and H Poly, upon the terms and subject to the conditions of this Agreement, GOF and HMP shall, and GOF and Family Holdings II shall cause the SPV to, take the following actions:

                (a) DIRECT EXCHANGE WITH HMP. With respect to those H Corp Notes, if any, that GOF has held for six months or less as of the Closing and which are not GOF/HH Preferred Member Contributed Bonds (the "DIRECT EXCHANGE GOF BONDS"), prior to making any contributions to the SPV, at the Closing, GOF shall tender and deliver, or cause to be tendered and delivered, to HMP the Direct Exchange GOF Bonds and a full and unconditional release of the HMP/GOF Guarantee in the form attached hereto as EXHIBIT 2.1(a) (the "HMP/GOF RELEASE"), and in exchange for the Direct Exchange GOF Bonds and the HMP/GOF Release, HMP shall issue and deliver to GOF a number of fully paid and non-assessable shares of New Common Stock (such common stock received by GOF, the "GOF NEW SHARES") equal to the aggregate principal amount of the Direct Exchange GOF Bonds delivered by GOF divided by the Notional HMP Common Stock Price. At the Closing, HMP shall contribute the Direct Exchange GOF Bonds to H Corp and all of the Direct Exchange GOF Bonds shall be canceled by H Corp and shall cease to exist.

                (b) GOF CONTRIBUTION TO THE SPV. At the Closing, GOF shall contribute, or cause to be contributed, to the SPV (i) the GOF New Shares, if any, (ii) all of the Bonds (other than the Direct Exchange GOF Bonds and the GOF/HH Preferred Member Contributed Bonds) held by GOF (the "REMAINING GOF BONDS"), (iii) the BNAC Shares that it owns, beneficially or of record (the "GOF BNAC SHARES"), together with all of GOF's and its Affiliates' rights with respect to BNAC and the New GOF Assets (collectively with the GOF BNAC Shares, the "GOF BNAC INTEREST"), and (iv) the GOF Cash Contribution, and in exchange therefor, GOF and Family Holdings II shall cause the board of managers of the SPV to issue and deliver to GOF 9,567,991 fully paid and non-assessable Class A Units, in accordance with the terms of the SPV Agreement.

                (c) GOF CONTRIBUTION TO HH PREFERRED MEMBER. At or prior to the Closing, GOF shall (i) form Huntsman Holdings Preferred Member LLC, a Delaware limited liability company ("HH PREFERRED MEMBER") in accordance with Section 8.4 and (ii) contribute $370,281,000 aggregate principal amount of H Corp Notes to HH Preferred Member (the "GOF/HH PREFERRED MEMBER CONTRIBUTED BONDS") in exchange for 370,281,241 fully paid and non-assessable membership units in HH Preferred Member.

          2.2 CPF EXCHANGE TRANSACTIONS. In the event the conditions set forth in Section 10.1 hereof are satisfied or waived by GOF, Family Holdings II, H Corp, HMP and H Poly and, in relation to the conditions contained in Sections 10.1(b) and 10.1(d), by CPF, upon the terms and subject to the conditions of this Agreement, CPF and HMP shall, and GOF and Family Holdings II shall cause the SPV to, take the following actions:

                (a) DIRECT EXCHANGE WITH HMP. With respect to those H Corp Notes, if any, that CPF has purchased from GOF (other than the CPF/HH Preferred Member Contributed Bonds) and which have been held by CPF for six months or less as of the Closing (the "DIRECT EXCHANGE CPF BONDS"), prior to making any contributions to the SPV, at the Closing, CPF shall tender and deliver, or cause to be tendered and delivered, to HMP the Direct Exchange CPF Bonds and a full and unconditional release of the HMP/CPF Guarantee in the form attached hereto as EXHIBIT 2.2(a) (the "HMP/CPF RELEASE"), and in exchange for the Direct Exchange CPF Bonds and the HMP/CPF Release, HMP shall issue and deliver to CPF a number of fully paid and non-assessable shares of New Common Stock (such common stock received by CPF, the "CPF NEW SHARES") equal to the aggregate principal amount of the Direct Exchange CPF Bonds divided by the Notional HMP Common Stock Price. At the Closing, HMP shall contribute the Direct Exchange CPF Bonds to H Corp and all of the Direct Exchange CPF Bonds shall be canceled by H Corp and shall cease to exist.

                (b) CPF CONTRIBUTION TO THE SPV. At the Closing, CPF shall contribute, or cause to be contributed, to the SPV (i) the CPF New Shares, if any, and (ii) all of the H Corp Notes purchased from GOF (other than the Direct Exchange CPF Bonds and the CPF/HH Preferred Member Contributed Bonds) held by CPF (the "REMAINING CPF BONDS"), and in exchange therefor, GOF and Family Holdings II shall cause the board of managers of the SPV to issue and deliver to CPF 362,424 fully paid and non-assessable Class A Units, in accordance with the terms of the SPV Agreement.

                (c) CPF CONTRIBUTION TO HH PREFERRED MEMBER. At or prior to the Closing, CPF shall contribute $14,026,000 aggregate principal amount of H Corp Notes to HH Preferred Member (the "CPF/HH PREFERRED MEMBER CONTRIBUTED BONDS") in exchange for 14,025,805 fully paid and non-assessable membership units in HH Preferred Member.

          2.3 HH PREFERRED MEMBER EXCHANGE TRANSACTIONS. In the event the conditions set forth in Section 10.1 hereof are satisfied or waived by GOF, Family Holdings II, H Corp, HMP and H Poly, upon the terms and subject to the conditions of this Agreement, GOF and HMP shall, and GOF and Family Holdings II shall cause the SPV to, take the following actions:

                (a) DIRECT EXCHANGE WITH HMP. With respect to those H Corp Notes, if any, that HH Preferred Member is treated for federal income tax purposes as having held for six months or less as of the Closing (the "DIRECT EXCHANGE HH PREFERRED MEMBER BONDS"), prior to making any contributions to the SPV, at the Closing, GOF shall cause HH Preferred Member to tender and deliver, or cause to be tendered and delivered, to HMP the Direct Exchange HH Preferred Member Bonds, and in exchange for the Direct Exchange HH Preferred Member Bonds, HMP shall issue and deliver to HH Preferred Member a number of fully paid and non-assessable shares of New

Common Stock (such common stock received by HH Preferred Member, the "HH PREFERRED MEMBER NEW SHARES") equal to the aggregate principal amount of the Direct Exchange HH Preferred Member Bonds delivered by such party divided by the Notional HMP Common Stock Price. At the Closing, HMP shall contribute the Direct Exchange HH Preferred Member Bonds to H Corp and all of the Direct Exchange HH Preferred Member Bonds shall be canceled by H Corp and shall cease to exist.

                (b) HH PREFERRED MEMBER CONTRIBUTION TO THE SPV. At the Closing, GOF shall cause HH Preferred Member to contribute, or cause to be contributed, to the SPV (i) the HH Preferred Member New Shares, if any, (ii) all of the Bonds (other than the Direct Exchange HH Preferred Member Bonds) held by HH Preferred Member (the "REMAINING HH PREFERRED MEMBER BONDS") and (iii) the HH BNAC Shares, and in exchange therefor, GOF and Family Holdings II shall cause the board of managers of the SPV to issue and deliver to HH Preferred Member the Preferred Interests, in accordance with the terms of the SPV Agreement.

          2.4 INVESTORS EXCHANGE TRANSACTIONS. In the event the conditions set forth in Section 10.1 hereof are satisfied or waived by GOF, Family Holdings II, HMP, H Corp and H Poly, upon the terms and subject to the conditions of this Agreement, each Individual Investor and HMP shall, and GOF and Family Holdings II shall cause the SPV to, take the following actions:

                (a) INVESTORS CONTRIBUTION TO THE SPV. At the Closing, each Individual Investor shall contribute, or cause to be contributed, to the SPV 67.421% of the BNAC Shares that he or she owns, beneficially or of record (as set forth in EXHIBIT 2.4), and in exchange therefor, GOF and Family Holdings II shall cause the board of managers of the SPV to issue and deliver to each Individual Investor the number of fully paid and non-assessable Class A Units set forth in Exhibit 2.4 with respect to such Individual Investor, in accordance with the terms of the SPV Agreement.

                (b) INVESTORS CONTRIBUTION TO HH PREFERRED MEMBER. At or prior to the Closing, each Individual Investor shall contribute to the HH Preferred Member 32.579% of the BNAC Shares that he or she owns, beneficially or of record, in exchange for the number of fully paid and non-assessable membership units in HH Preferred Member set forth in Exhibit 2.4 with respect to such Individual Investor.

          2.5 FAMILY HOLDINGS II EXCHANGE TRANSACTIONS. In the event the conditions set forth in Section 10.1 hereof are satisfied or waived by GOF, Family Holdings II, HMP, H Corp and H Poly, upon the terms and subject to the conditions of this Agreement, Family Holdings II and HMP shall, and GOF and Family Holdings II shall cause the SPV to, take the following actions:

                (a)  DIRECT EXCHANGE WITH HMP. At the Closing, Family
Holdings II shall contribute, or cause to be contributed, to HMP, the (i) 13,153,117 shares of Series A Common of HMP and (ii) 4,843,475 shares of Series B Common of HMP, and in exchange therefor, HMP shall issue and deliver to Family Holdings II 16,174,600 fully paid and non-assessable shares of common stock, no par value, of HMP ("NEW

COMMON STOCK"), authorized under the Certificate of Amendment of HMP (such shares of New Common Stock that are issued to Family Holdings II are referred to herein as the "FAMILY HOLDINGS II NEW SHARES").

                (b) FAMILY HOLDINGS II CONTRIBUTION TO THE SPV. At the Closing, Family Holdings II shall contribute, or cause to be contributed, to the SPV (i) all of the Family Holdings II New Shares and all of the preferred stock of HMP held by Family Holdings II, (ii) 9,949 shares of common stock (the "CONTRIBUTED HSCHC INTEREST") of Huntsman Specialty Chemicals Holdings Corporation, a Utah corporation ("HSCHC"), (iii) 500 shares of preferred stock, par value $0.01 (the "HPC PREFERRED"), of Huntsman Petrochemical Corporation, a Delaware corporation ("HPC"), (iv) 250 shares of common stock, par value $0.01 (the "CONTRIBUTED JK HOLDINGS INTEREST"), of JK Holdings Corporation, a Delaware corporation ("JK HOLDINGS") and (v) all of the outstanding Australian Designee Units (the Contributed HSCHC Interest, the HPC Preferred, the Contributed JK Holdings Interest and the Australian Designee Units shall collectively be referred to herein as the "HUNTSMAN CONTRIBUTION ASSETS"), and in exchange therefore, GOF and Family Holdings II shall cause the board of managers of the SPV to issue and deliver to Family Holdings II 10,000,000 fully paid and non-assessable Class B Units, in accordance with the terms of the SPV Agreement.

          2.6 SPV CONTRIBUTION TO HMP. At the Closing, GOF and Family Holdings II shall cause the SPV to contribute to HMP (a) the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds and (b) the Huntsman Contribution Assets, and in exchange therefor, HMP shall issue and deliver to the SPV a number of shares of fully paid and non-assessable New Common Stock equal to (x) the sum of (i) the aggregate principal amount of the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds and (ii) the Huntsman Contribution Asset Value, divided by (y) the Notional HMP Common Stock Price (such common stock issued to the SPV, the "SPV NEW SHARES").

          2.7 HMP CONTRIBUTION TO H CORP. At the Closing, HMP shall contribute to H Corp (a) all of the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds and (b) the Huntsman Contribution Assets, and immediately after such contribution, all of the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds shall be cancelled by H Corp and H Poly, as the case may be, and shall cease to exist.

          2.8 INTEREST. The parties hereto acknowledge and agree that the accrued but unpaid interest on the Bonds exchanged pursuant to this Agreement shall be cancelled and neither the holders of such Bonds nor the beneficiary under either of the HMP/CPF Guarantee or the HMP/GOF Guarantee shall be entitled to receive any payment or other consideration with respect to such cancelled interest.

                                   ARTICLE III

                                     CLOSING

          3.1 CLOSING. Subject to the terms and conditions of this Agreement, the closing of the Debt Exchange Transactions (the "CLOSING") will take place at the close of business, New York City time, on the first day which is at least two business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Section 10.1 hereof (other than those conditions which relate to actions to be taken at the Closing)(the "CLOSING DATE"), at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, unless another time, date or place is agreed to by GOF and Family Holdings II, provided that either GOF or Family Holdings II or either of their respective representatives gives CPF or its counsel notice (whether oral or written) of the Closing at least five days prior to the Closing Date.

          3.2   DELIVERIES AT CLOSING.

                (a) H CORP. At the Closing, H Corp shall deliver, or cause to be delivered:

                         (i) to GOF, the Investors and CPF, a copy of (A) the Amended and Restated H Corp Operating Agreement, duly executed by HMP as the sole member of H Corp and (B) resolutions of the board of managers of H Corp approving the consummation of the transactions contemplated under this Agreement, each item certified by the Secretary of H Corp as in full force and effect;

                         (ii) to GOF, the Investors and CPF, the certificate of good standing for H Corp to the extent such certificate is issued by the Division of Corporations and Commercial Code of the Utah Department of Commerce;

                         (iii) to GOF, the Investors and CPF, the Certificate of Amendment of H Corp stamped filed by the Division of Corporations and Commercial Code of the Utah Department of Commerce as in full force and effect;

                         (iv) to GOF, Family Holdings II and HMP, an executed counterpart, signed by H Corp, to the interest holders agreement substantially in the form attached hereto as EXHIBIT 3.3(c)(iii) with such changes thereto as shall be reasonably acceptable to GOF and Family Holdings II (the "INTEREST HOLDERS AGREEMENT");

                         (v) to CPF or its designee, if any, by wire transfer of immediately available same day funds in United States dollars to an account or accounts designated by CPF or its designee, if any, an amount equal to the CPF Transaction Fees, such amount not to exceed $150,000; and

                         (vi) to GOF or its designee, if any, by wire transfer of immediately available same day funds in United States dollars to an account or accounts designated by GOF or its designee, if any, an amount equal to the Pre-Closing Paid Fees.

                (b) GOF. At the Closing, GOF shall deliver, or cause to be delivered:

                         (i) to HMP, the Direct Exchange GOF Bonds, together with all documents necessary to validly and duly tender, assign, convey the Direct Exchange GOF Bonds to HMP, free and clear of any and all Encumbrances;

                         (ii) to HMP, the HMP/GOF Release, duly executed by GOF;

                         (iii) to the SPV, in exchange for 9,567,991 Class A Units, (A) one or more certificates representing all of the GOF New Shares, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances, (B) the Remaining GOF Bonds, together with the documents necessary to validly and duly tender, assign, convey and deliver the Remaining GOF Bonds to the SPV, free and clear of any and all Encumbrances, (C) one or more certificates representing all of the GOF BNAC Shares duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, together with any other GOF BNAC Interest, together with all documents necessary to validly tender, assign and convey such other GOF BNAC Interest to the SPV, in each case, free and clear of any and all Encumbrances and in accordance with the terms of the SPV Agreement and (D) by wire transfer of immediately available same day funds in United States dollars to an account or accounts designated by the SPV, an amount equal to the GOF Cash Contribution, in each case in accordance with the SPV Agreement;

                         (iv) to HH Preferred Member, the GOF/HH Preferred Member Contributed Bonds, together with all documents necessary to validly and duly tender, assign, convey the GOF/HH Preferred Member Contributed Bonds to HH Preferred Member, free and clear of any and all Encumbrances;

                         (v) to the SPV, (A) an executed counterpart, signed by GOF, of an action by the members of the SPV directing the board of managers of the SPV to cause the SPV to vote all the common stock of HMP so as to increase the size of the HMP board of directors to 11 persons and electing Mr. Huntsman, Karen H. Huntsman, Peter R. Huntsman, Richard P. Durham, James M. Huffman, Paul C. Huntsman, James H. Huntsman, David H. Huntsman, David S. Parkin, David Matlin and Chris Pechock (collectively, the "NEW HMP DIRECTORS") as directors of HMP and (B) a notice designating David Matlin and Chris Pechock as directors of HMP, in each case in accordance with the terms of the SPV Agreement;

                         (vi) to the SPV, (A) an executed counterpart, signed by GOF, of an action by the members of the SPV directing the board of managers of the SPV to cause the SPV to cause HMP, as the sole member of H Corp, to increase the size of the H Corp board of managers to 11 persons and appoint Mr. Huntsman, Karen H. Huntsman, Peter R. Huntsman, Richard P. Durham, James M. Huffman, Paul C. Huntsman, James H. Huntsman, David H. Huntsman, David S. Parkin, David Matlin and Chris Pechock (collectively, the "NEW H CORP MANAGERS") as all of the members of the H Corp board of managers and (B) a notice designating David Matlin and Chris Pechock as managers of H Corp, in each case in accordance with the terms of the SPV Agreement;

                         (vii) to the SPV, an executed counterpart, signed by members of the HMP board of directors designated by GOF, of a unanimous consent of the board of directors of HMP to increase the size of the H Corp board of managers to 11 persons and appoint the New H Corp Managers as all of the members of the H Corp board of managers; and

                         (viii) to the trustee under the Escrow Agreement (as defined below), an executed counterpart of a certificate signed by GOF certifying the occurrence of execution and delivery by GOF and Family Holdings II of the SPV Agreement (the "RELEASE CERTIFICATE"), as required in
   Section 5 of the Escrow Agreement, dated as of June 14, 2002, by and among GOF, Family Holdings II (as successor to Family Holdings), Mr. Huntsman and Mellon Investor Services LLC, a New Jersey limited liability company (the "ESCROW AGREEMENT");

                         (ix) to the SPV, Family Holdings II, the Investors and CPF, (A) a copy of the certificate of incorporation of BNAC certified by the Secretary of State of the State of Delaware as in full force and effect,
   (B) a copy of the bylaws of BNAC certified by the Secretary of BNAC as in full force and effect, and (C) a certificate of good standing for BNAC issued by the Secretary of State of the State of Delaware;

                         (x) to Family Holdings II, HH Preferred Member, the Investors and CPF, an executed counterpart, signed by GOF, to the SPV Agreement;

                         (xi) to Family Holdings II, HMP and H Corp, an executed counterpart, signed by GOF, to the Interest Holders Agreement;

                         (xii)  to CPF and the Investors, an executed
   counterpart, signed by GOF, to the HH Preferred Member Operating Agreement;
   and

                         (xiii) to CPF and the Investors, an executed counterpart, signed by GOF, to the Confidentiality Agreement

                (c) CPF. At the Closing, CPH shall cause CPF to, and CPF shall deliver, or cause to be delivered:

                         (i) to HMP, in exchange for the CPF New Shares, the Direct Exchange CPF Bonds, together with all documents necessary to validly and duly tender, assign, convey and deliver the Direct Exchange CPF Bonds to HMP, free and clear of any and all Encumbrances;

                         (ii) to HMP, the HMP/CPF Release, duly executed by CPF;

                         (iii) to the SPV, in exchange for 362,424 Class A Units, (A) one or more certificates representing all of the CPF New Shares, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances, and
   (B) the Remaining CPF Bonds, together with the documents necessary to validly and duly tender, assign, convey and deliver the Remaining CPF Bonds to the SPV, free and clear of any and all Encumbrances, in each case in accordance with the terms of the SPV Agreement;

                         (iv) to HH Preferred Member, the CPF/HH Preferred Member Contributed Bonds, together with all documents necessary to validly and duly tender, assign, convey the CPF/HH Preferred Member Contributed Bonds to HH Preferred Member, free and clear of any and all Encumbrances;

                         (v) to Family Holdings II, HH Preferred Member, the Investors and GOF, an executed counterpart, signed by CPF, to the SPV Agreement;

                         (vi) to the SPV, Family Holdings II, the Investors and GOF, a copy of the resolutions approving the consummation of the transactions contemplated under this Agreement certified by the Secretary of CPF as in full force and effect;

                         (vii)  to GOF and the Investors, an executed
   counterpart, signed by CPF, to the HH Preferred Member Operating Agreement;
   and

                         (viii) to GOF, an executed counterpart, signed by CPF, to the Confidentiality Agreement.

                (d) HH PREFERRED MEMBER. At the Closing, GOF, CPF and the Investors shall cause HH Preferred Member to deliver, or cause to be delivered:

                         (i) to HMP, the Direct Exchange HH Preferred Member Bonds, together with all documents necessary to validly and duly tender, assign, convey and deliver the Direct Exchange HH Preferred Member Bonds to HMP, free and clear of any and all Encumbrances;

                         (ii) to the SPV, in exchange for the Preferred Interest, (A) one or more certificates representing all of the HH Preferred Member New Shares, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances, (B) the Remaining HH Preferred Member Bonds, together with the documents necessary to validly and duly tender, assign, convey and deliver the Remaining HH Preferred Member Bonds to the SPV, free and clear of any and all Encumbrances, and (C) one or more certificates representing all of the HH BNAC Shares, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances, in each case in accordance with the SPV Agreement;

                         (iii) to Family Holdings II, the Investors, GOF and CPF, an executed counterpart, signed by HH Preferred Member, to the SPV Agreement;

                         (iv) to GOF, 370,281,241 membership units in HH Preferred Member;

                         (v) to CPF, 14,025,805 membership units in HH Preferred Member;

                         (vi) to each Individual Investor, the number of membership units in HH Preferred Member set forth in Exhibit 2.4; and

                         (vii) to the Investors, GOF and CPF, a copy of the certificate of formation of HH Preferred Member certified by the Secretary of State of the State of Delaware.

                (e) FAMILY HOLDINGS II. At the Closing, Mr. Huntsman shall cause Family Holdings II to, and Family Holdings II shall deliver, or cause to be delivered:

                         (i) to GOF, HH Preferred Member, the Investors and CPF, an executed counterpart, signed by Family Holdings II, to the SPV Agreement;

                         (ii) to GOF, HH Preferred Member, the Investors and CPF, a copy of the resolutions of the board of managers of Family Holdings II approving the consummation of the transactions contemplated under this Agreement certified by the Secretary of Family Holdings II as in full force and effect;

                         (iii) to the SPV, CPF, the Investors and GOF, (A) a copy of the articles of organization of Australian Designee certified by the Division of Corporations and Commercial Code of the Utah Department of Commerce as in full force and effect, (B) a copy of the operating agreement of Australian Designee certified by the Secretary of Australian Designee as in full force and effect, and (C) a certificate of good standing for Australian Designee to the extent such certificate is issued by the Division of Corporations and Commercial Code of the Utah Department of Commerce;

                         (iv) to GOF, HMP and H Corp, an executed counterpart, signed by Family Holdings II, to the Interest Holders Agreement;

                         (v)    to HMP, (A) one or more certificates
   representing 13,153,117 shares of Series A Common of HMP and (B) one or more certificates representing 4,843,475 shares of Series B Common of HMP, in each case together with the documents necessary to validly and duly tender, assign, convey and deliver such shares to HMP, free and clear of any and all Encumbrances, in exchange for the Family Holdings II New Shares;

                         (vi) to the SPV, in exchange for 10,000,000 fully paid and non-assessable Class B Units in accordance with the terms of the SPV Agreement, (A) the Huntsman Contribution Assets, together with the documents necessary to validly and duly tender, assign, convey and deliver the Huntsman Contribution Assets, free and clear of any and all Encumbrances and (B) the Family Holdings II New Shares and all of the preferred stock of HMP held by Family Holdings II, together with the documents necessary to validly and duly tender, assign, convey and deliver such shares, free and clear of any and all Encumbrances, in each case in accordance with the terms of the SPV Agreement;

                         (vii)  to the SPV, as the holder of the Class B Units,
   (A) an executed counterpart, signed by Family Holdings II, of an action by the members of the SPV directing the board of managers of the SPV to cause the SPV to vote all the common stock of HMP so as to increase the size of the HMP board of directors to 11 persons and appoint the New Directors as all of the members of the H Corp board of managers and (B) a notice designating Mr. Huntsman, Karen H. Huntsman, Peter R. Huntsman, Richard P. Durham, James M. Huffman, Paul C. Huntsman,

   James H. Huntsman, David H. Huntsman and David S. Parkin as directors of HMP, in each case in accordance with the terms of the SPV Agreement;

                         (viii) to the SPV, an executed counterpart, signed by members of the HMP board of directors designated by Family Holdings II, of a unanimous consent of the board of directors of HMP to increase the size of the H Corp board of managers to 11 persons and appoint the New H Corp Managers as all of the members of the H Corp board of managers;

                         (ix)   to the SPV, as the holder of the Class B Units,
   (A) an executed counterpart, signed by Family Holdings II, of an action by the members of the SPV directing the board of managers of the SPV to cause the SPV to cause HMP, as the sole member of H Corp, to increase the size of the H Corp board of managers to 11 persons and appoint the New H Corp Managers as the members of the new board and (B) a notice designating Mr. Huntsman, Karen H. Huntsman, Peter R. Huntsman, Richard P. Durham, James M. Huffman, Paul C. Huntsman, James H. Huntsman, David H. Huntsman and David S. Parkin as managers of H Corp, in each case in accordance with the terms of the SPV Agreement; and

                         (x) to the trustee under the Escrow Agreement, an executed counterpart of the Release Certificate signed by Family Holdings II.

                (f) SPV. At the Closing, GOF and Family Holdings II shall cause the SPV to deliver, or cause to be delivered:

                         (i) to Family Holdings II, one or more certificates representing 10,000,000 fully paid and non-assessable Class B Units, in accordance with the terms of the SPV Agreement;

                         (ii) to GOF, one or more certificates representing 9,567,991 fully paid and non-assessable Class A Units, in accordance with the terms of the SPV Agreement;

                         (iii) to CPF, one or more certificates representing 362,424 fully paid and non-assessable Class A Units, in accordance with the terms of the SPV Agreement;

                         (iv) to each Individual Investor, one or more certificates representing the number of fully paid and non-assessable Class A Units set forth next to such Individual Investor's name in Exhibit 2.4, in accordance with the terms of the SPV Agreement;

                         (v) to HH Preferred Member, one or more certificates representing the Preferred Interest, in accordance with the terms of the SPV Agreement;

                         (vi) to HMP, in exchange for the SPV New Shares, (A) the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds, together with the documents necessary to validly and duly tender, assign, convey and deliver such bonds, free and clear of any and all Encumbrances and (B) the Huntsman Contribution Assets, together with the documents necessary to validly and duly tender, assign, convey and deliver the Huntsman Contribution Assets, free and clear of any and all Encumbrances;

                         (vii) to HMP, an executed consent of the SPV, the sole shareholder of HMP, increasing the size of the board of directors of HMP to 11 members and appointing the New HMP Directors to the board, in each case effective as of the Closing;

                         (viii) to H Corp, an executed unanimous consent of the board of directors of HMP to increase the size of the H Corp board of managers to 11 persons and appoint the New H Corp Managers as all of the members of the H Corp board of managers; and

                         (ix) to Family Holdings II, the Investors, HH Preferred Member, GOF and CPF, a copy of the certificate of formation of the SPV certified by the Secretary of State of the State of Delaware.

                (g) INVESTORS. At the Closing, each Individual Investor shall deliver, or cause to be delivered:

                         (i) to the SPV, in exchange for the number of Class A Units set forth in Exhibit 2.4 with respect to such Individual Investor, one or more certificates representing 67.421% of the BNAC Shares such Individual Investor owns, beneficially or of record, as set forth in Exhibit 2.4, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances and in accordance with the terms of the SPV Agreement;

                         (ii) to HH Preferred Member, in exchange for the number of HH Preferred Member membership units set forth in Exhibit 2.4 with respect to such Individual Investor, one or more certificates representing 32.579% of the BNAC Shares such Individual Investor owns, beneficially or of record, as set forth in Exhibit 2.4, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances;

                         (iii) to Family Holdings II, HH Preferred Member, CPF and GOF, an executed counterpart, signed by such Individual Investor, to the SPV Agreement;

                         (iv) to GOF and CPF, an executed counterpart, signed by such Individual Investor, to the HH Preferred Member Operating Agreement; and

                         (v) to GOF, an executed counterpart, signed by such Individual Investor, to the Confidentiality Agreement.

                (h) HMP. At the Closing, HMP shall deliver, or cause to be delivered:

                         (i) to Family Holdings II, one or more certificates representing the Family Holdings II New Shares;

                         (ii) to GOF, one or more certificates representing the GOF New Shares;

                         (iii) to HH Preferred Member, one or more certificates representing the HH Preferred Member New Shares;

                         (iv) to CPF, one or more certificates representing the CPF New Shares;

                         (v)    to the SPV, one or more certificates
   representing the SPV New Shares;

                         (vi) to GOF, the Investors and CPF, a copy of (A) the Amended and Restated HMP Bylaws and (B) resolutions of the board of directors of HMP approving the consummation of the transactions contemplated under this Agreement, each item certified by the Secretary of HMP as in full force and effect;

                         (vii) to GOF and Family Holdings II, an action as the sole member of H Corp, increasing the size of the board of managers of H Corp to 11 persons and electing New H Corp Managers as members of the board of managers of H Corp;

                         (viii) to GOF, the Investors and CPF, a copy of the Certificate of Amendment of HMP certified by the Secretary of State of the State of Delaware as in full force and effect;

                         (ix) to GOF, the Investors and CPF, a certificate of good standing for HMP issued by the Secretary of State of the State of Delaware;

                         (x) to GOF and Family Holdings II, an action by the shareholders of HMP increasing the size of the board of directors of HMP to 11 persons and electing New HMP Directors as all of the members of the board of directors of HMP;

                         (xi) to GOF, an executed counterpart, signed by HMP, to the Interest Holders Agreement;

                         (xii) to H Corp, as a capital contribution, the Huntsman Contribution Assets, together with the documents necessary to validly and duly tender, assign, convey and deliver the Huntsman Contribution Assets, free and clear of any and all Encumbrances; and

                         (xiii) to H Corp as a capital contribution, the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds, together with the documents necessary to validly and duly tender, assign, convey and deliver such bonds to H Corp, free and clear of any and all Encumbrances.

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF THE HUNTSMAN PARTIES

          Except as set forth in the Disclosure Schedule that is being delivered to the Investors, GOF and the CP Parties concurrently herewith (the "HUNTSMAN DISCLOSURE SCHEDULE"), if any, and subject in the event of the filing of a Chapter 11 Case to compliance with applicable provisions of the Bankruptcy Code and the entry by the Bankruptcy Court of the Confirmation Order in the event of the filing of a Chapter 11 Case, each of the Huntsman Parties hereby represents and warrants to the Investors, GOF and the CP Parties, as of the date of this Agreement and as of the Closing Date, as follows solely with respect to itself:

          4.1 CORPORATE ORGANIZATION, ETC. If such Huntsman Party is a corporation or limited liability company, it is duly organized, validly existing and in good standing under the Laws of the state of its organization, and Australian Designee is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Utah. Such Huntsman Party has the corporate or other organizational power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

          4.2   AUTHORITY; NO VIOLATION.

                (a) (i) Such Huntsman Party has full corporate or other organizational power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) if such Huntsman Party is a corporation or limited liability company, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by its Board of Directors or similar governing body, and no other corporate proceedings or limited liability company proceedings, as the case may be, on the part of such Huntsman Party are necessary to approve this Agreement and to consummate the transactions contemplated hereby and (iii) this Agreement has been duly and validly executed and delivered by such Huntsman Party and (assuming due authorization, execution and delivery by the other parties to this Agreement) this Agreement constitutes a valid and binding obligation of such Huntsman Party, enforceable against such Huntsman Party in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors' rights and remedies generally.

                (b) Neither the execution and delivery of this Agreement by such Huntsman Party, nor the consummation by such Huntsman Party of the transactions contemplated hereby, nor compliance by such Huntsman Party with any of the terms or provisions hereof, will (i) violate any provision of the articles of incorporation or bylaws or other organizational documents, as applicable, of such Huntsman Party, Australian Designee, HSCHC, HPC or JK Holdings or (ii) assuming that the consents and approvals referred to in Section
4.3 hereof are duly obtained, (x) violate any Laws applicable to such Huntsman Party, Australian Designee, HSCHC, HPC or JK Holdings, or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Encumbrance (other than Encumbrances created by this Agreement and the other documents contemplated hereby and the Letter Agreement) upon any of the respective properties or assets of such Huntsman Party, Australian Designee, HSCHC, HPC or JK Holdings under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Huntsman Party, Australian Designee, HSCHC, HPC or JK Holdings is a party, or by which such Huntsman Party, Australian Designee, HSCHC, HPC or JK Holdings or any of their respective properties or assets may be bound or affected, except, in the case of clause (ii), for such violations, conflicts, defaults, terminations, accelerations and Encumbrances which would not have, individually or in the aggregate, a Material Adverse Effect.

          4.3 CONSENTS AND APPROVALS. Except as required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), European Union Competition Laws, and any other similar federal, state, local or foreign Laws (together with the Consents, notices and filings referred to in Section 5.3 of the CP Parties Disclosure Schedule or 6.3 of the GOF Disclosure Schedule, if any, the "REQUIRED GOVERNMENTAL CONSENTS"), no consent, waiver, approval, authorization, exemption, registration or declaration ("CONSENT") is required to be obtained by such Huntsman Party from, and no notice or filing is required to be given by such Huntsman Party to or made by such Huntsman Party with, any Governmental Authority in connection with the execution, delivery and performance by such Huntsman Party of this Agreement, other than in all cases where the failure to obtain such Consent or to give or make such notice or filing would not, individually or in the aggregate, reasonably be expected to result in a

Material Adverse Effect. The offer sale and issuance of the common stock of HMP under the terms of this Agreement do not require registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any applicable state securities laws.

          4.4 CAPITALIZATION OF HMP; OWNERSHIP OF NEW STOCK. As of the date of this Agreement, the authorized capital stock of HMP consists of 35,000,000 shares of Series A Common Stock, no par value ("SERIES A COMMON"), 15,000,000 shares of Series B Common Stock, each having a par value of $0.01 per share ("SERIES B COMMON" and, together with the Series A Common, the "COMMON STOCK"), and 30,000,000 shares of preferred stock, each having a par value of $0.01 per share (the "PREFERRED STOCK"), 7,500,000 shares of which have been designated Class A Preferred, 7,500,000 shares of which have been designated Class B Preferred, 7,500,000 shares of which have been designated Class C Preferred and 7,500,000 shares of which have been designated Class D Preferred. As of the date of this Agreement, there were (a) 13,153,117 shares of Series A Common outstanding, all of which are owned, beneficially or of record, by Family Holdings II, (b) 4,843,475 shares of Series B Common outstanding, all of which is owned, beneficially or of record, by Family Holdings II, (c) 30,869 shares of Class A Preferred outstanding, of which Huntsman Cancer Foundation owns, beneficially or of record, 5,043 shares and Family Holdings II owns, beneficially or of record, 25,826 shares, (d) 72,000 shares of Class B Preferred outstanding, all of which is owned, beneficially or of record, by Family Holdings II, (e) 8,000 shares of Class C Preferred outstanding, all of which is owned, beneficially or of record, by Family Holdings II, (f) 3,504 shares of Class D Preferred outstanding, all of which is owned, beneficially or of record, by Family Holdings II, and (g) no shares of Common Stock or Preferred Stock reserved for issuance upon exercise of outstanding stock options or otherwise. All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. The shares of Common Stock and Preferred Stock to be delivered by Family Holdings II pursuant to Section 3.2(e) as of the Closing Date will be held free and clear of any and all Encumbrances, except such as arise under this Agreement, the Letter Agreement, the SPV Agreement, the letter agreement, dated September 6, 2002, by and among HMP, Rosgrove PTY Limited (ACN 051 649 560) ("ROSGROVE"), Conpress International (Netherlands Antilles) N.V. ("CINV") and Benchem Pty Limited (ACN 072 167 527) ("BENCHEM"), the Australian Purchase Agreement and the documents contemplated thereby, the Earnout Agreement and the Escrow Agreement. Except as reflected in Schedule 4.4 of this Agreement and other than as required by this Agreement or the SPV Agreement, HMP does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Common Stock or Preferred Stock or any other equity security of HMP or any securities representing the right to purchase or otherwise receive any shares of Common Stock or any other equity security of HMP. As of the Closing Date, the Family Holdings II New Shares, the GOF New Shares, the HH Preferred Member New Shares, the CPF New Shares, the SPV New Shares and the Cancer Foundation Shares will represent 100% of the issued and outstanding equity securities of HMP. As of the Closing, the membership units of H Corp held by HMP will represent 100% of the authorized, issued and outstanding equity securities of H Corp and will be held free and clear of any and all Encumbrances, except such as arise under this Agreement, the Letter Agreement, the Earnout Agreement, the SPV Agreement, the letter agreement, dated June 29, 2002, by and among H Corp, Rosgrove, CINV and Benchem, the Australian Purchase Agreement and the documents contemplated thereby, the Escrow Agreement and, in respect only of 3,504 shares of Class D Preferred, three Transfer Restriction Agreements (collectively, the "TRANSFER AGREEMENTS"), the first one dated December 20, 2001, the second one dated July 1, 2002 and the third one dated September 6, 2002, in favor of Bankers Trust Company, in its capacity as administrative agent under a certain Credit Agreement and as agent under a certain Term Loan Agreement, and, except such as may arise under the SPV Agreement, H Corp will not have and will not be bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance.

          4.5 NO OTHER HMP, H CORP OR H POLY SECURITIES. Except for the Amended and Restated Promissory Note, dated July 2, 2001, in the aggregate principal amount of $25,000,000 issued by H Corp in favor of Horizon Ventures L.C., a Utah limited liability company (which shall continue to be enforceable against H Corp after the Closing, subject to the terms of the Amended and Restated Subordination Agreement, dated December 20, 2001, by and among H Corp, Horizon Ventures, L.C. and Bankers Trust Company (Agent), in its capacity as administrative agent (the "ADMINISTRATIVE AGENT") for lenders under certain credit agreements and certain term loan agreements, and which is pledged to Rosgrove, CINV and Benchem, subject to the consent of the Administrative Agent) (the "H CORP NOTE"), none of Mr. Huntsman, his spouse, any of his direct descendents or any trust for the benefit of the foregoing or any entity controlled by any of the foregoing (other than Family Holdings II, H Corp, HMP or any of their respective Subsidiaries) owns, beneficially or of record, any equity or debt securities of H Corp or HMP or any of their respective Subsidiaries, other than (a) their interests in Family Holdings II and (b) the equity interests to be contributed to the SPV pursuant to Section 3.2(e). Family Holdings II owns, or will own at the Closing, beneficially or of record, the Huntsman Contribution Assets free and clear of any and all Encumbrances, other than this Agreement, the letter agreement, dated September 6, 2002, by and among HMP, Rosgrove, CINV and Benchem, the Australian Purchase Agreement and the documents contemplated thereby, the Escrow Agreement, the Earnout Agreement and the Transfer Agreements.

          4.6   AUSTRALIAN DESIGNEE AND AUSTRALIAN CONTRACTS.

                (a) The authorized capital of Australian Designee consists of 1,000 Common Units (the "AUSTRALIAN DESIGNEE UNITS"). There are 1,000 Australian Designee Units issued and outstanding, all of which Family Holdings II owns, beneficially and of record. All of the issued and outstanding units of Australian Designee Units have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. The Australian Designee Units to be delivered by Family Holdings II to the SPV pursuant to Section 3.2(e)(vi) as of the Closing Date will be held free and clear of any and all Encumbrances, except such as arise under this Agreement and the Australian Purchase Agreement and the other documents contemplated thereby. Other than as required by this

Agreement, Australian Designee does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any units of Australian Designee Units or any other equity security of Australian Designee or any securities representing the right to purchase or otherwise receive any units of Australian Designee Units or any other equity security of Australian Designee.

                (b) Except for this Agreement, the SPV Agreement, the Letter Agreement, the Earnout Agreement and the Australian Purchase Agreement and the other documents contemplated thereby, there are no agreements, arrangements, commitments or understandings, whether oral or in writing, of any nature, relating to the Australian Contracts between or among: (x) Family Holdings II and/or its Subsidiaries and/or Affiliates, on the one hand; and (y) the other parties to the Australian Purchase Agreement and/or their respective Subsidiaries and/or Affiliates, on the other hand.

                (c) Australian Designee is the irrevocable designee of the Australian Contracts, which are free and clear of any and all Encumbrances, except such as arise under this Agreement, the Earnout Agreement and the Australian Purchase Agreement and the other documents contemplated thereby.

          4.7   INVESTMENT REPRESENTATIONS AND WARRANTIES.

                (a) Family Holdings II is acquiring the Family Holdings II New Shares for investment purposes for its own account only, subject to its obligation to contribute the Family Holdings II New Shares to the SPV as contemplated in this Agreement.

                (b) Family Holdings II is financially able to bear the economic risk of an investment in the Family Holdings II New Shares, has adequate means for providing for its current needs and personal contingencies, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in Family Holdings II New Shares, as the case may be, and can afford a complete loss of its investment.

                (c) Family Holdings II acknowledges that (i) the Family Holdings II New Shares have not been registered under the Securities Act or qualified under any applicable blue sky laws in reliance, in part, on its representations, warranties, and agreements herein (including, without limitation, the representations and warranties with respect to the bona fide nature of the investment intent); (ii) HMP and its board of directors are under no obligation to register or qualify the Family Holdings II New Shares under the Securities Act or under any state securities law, or to assist Family Holdings II in complying with any exemption from registration and qualification; (iii) the Family Holdings II New Shares are "restricted securities" under the Securities Act in that the Family Holdings II New Shares will be acquired from HMP in a transaction not involving a public offering, and that the Family Holdings II New Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Family Holdings II New Shares or an available exemption from registration under the Securities Act, such securities must be held indefinitely; (iv) there are substantial restrictions on the transferability of the Family Holdings II New Shares pursuant to this Agreement, there is no public market for the Family Holdings II New Shares and none is expected to develop, and, accordingly, it may not be possible to liquidate its investment in HMP; and
(v) the Family Holdings II New Shares are speculative investments which involve a substantial degree of risk of loss of an entire investment in HMP, that it understands and takes full cognizance of the risks related to the purchase of the Family Holdings II New Shares.

                (d) Family Holdings II has been provided an opportunity for a reasonable time prior to the date hereof to obtain information concerning the offering of the Family Holdings II New Shares, HMP and all other information to the extent HMP possesses such information or can acquire it without unreasonable effort or expense. Family Holdings II has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, HMP or its representatives concerning the terms and conditions of the offering of the Family Holdings II New Shares and other matters pertaining to this investment. Family Holdings II has not been furnished with any oral representation or oral information in connection with the offering of the Family Holdings II New Shares and Family Holdings II is not relying on HMP or its affiliates with respect to economic considerations involved in this investment.

                (e) Without limiting the representations set forth above, and without limiting Article XII of this Agreement, Family Holdings II will not make any sale, transfer, gift, pledge or other disposition of all or any part of the Family Holdings II New Shares which will result in the violation by it or by HMP of the Securities Act, the Delaware General Corporation Law, or any other applicable securities laws.

          4.8 FAMILY HOLDINGS II AND GOF TRANSACTIONS. Except as set out in or contemplated by this Agreement, the Interest Holders Agreement, the SPV Agreement, TS 1, TS 2, the Irrevocable Designation Agreement, dated as of August 23, 2002, by and among Mr. Huntsman, Family Holdings II, Australian Designee and GOF, the Consent and Waiver Agreement, dated as of June 27, 2002, by and among Mr. Huntsman, Family Holdings II (as successor to Family Holdings) and GOF, and the Consent and Waiver Agreement, dated as of August 8, 2002, by and among Family Holdings, Family Holdings II and GOF, or as otherwise disclosed to CPF in writing, there are no agreements between Family Holdings II and its Affiliates and/or any member of the Huntsman Family (as defined in the SPV Agreement), on one hand, and GOF and its Affiliates, on the other hand, related to the transactions contemplated by this Agreement and the SPV Agreement.

          4.9 NO OTHER REPRESENTATIONS. Except for the representations and warranties contained in this Article IV or set forth in the SPV Agreement, no Huntsman Party or any other person or entity makes any representation or warranty, express or implied, on behalf of any Huntsman Party.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF CP PARTIES

          Except as set forth in the Disclosure Schedule that is being delivered to the Investors, the Huntsman Parties and GOF concurrently herewith (the "CP PARTIES DISCLOSURE SCHEDULE"), if any, each CP Party hereby represents and warrants to the Huntsman Parties, the Investors and GOF, as of the date of this Agreement and as of the Closing Date, as follows:

          5.1 CORPORATE ORGANIZATION, ETC. Such CP Party is an Australian corporation duly organized and validly existing under the Laws of Australia. Such CP Party has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

           5.2  AUTHORITY; NO VIOLATION.

                (a) Such CP Party has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by such CP Party, and no other corporate proceedings on the part of such CP Party are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such CP Party and (assuming due authorization, execution and delivery by the other parties to this Agreement) this Agreement constitutes a valid and binding obligation of such CP Party, enforceable against such CP Party in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors' rights and remedies generally.

                (b) Neither the execution and delivery of this Agreement by such CP Party, nor the consummation by such CP Party of the transactions contemplated hereby, nor compliance by such CP Party with any of the terms or provisions hereof, will (i) violate any provision of the organizational documents of such CP Party, or (ii) assuming that the consents and approvals referred to in Section 5.3 hereof are duly obtained, (x) violate any Laws applicable to such CP Party, or any of its properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Encumbrance (other than Encumbrances created by this Agreement, the SPV Agreement, the HH Preferred Member Operating Agreement and the Letter Agreement) upon any of the respective properties or assets of such CP Party under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such CP Party is a party, or by which it or any of its respective properties or assets may be bound or affected, except, in the case of clause (ii), for such violations, conflicts, defaults, terminations, accelerations and Encumbrances which would not have, individually or in the aggregate, a Material Adverse Effect.

          5.3 CONSENTS AND APPROVALS. Except as set forth in Section 5.3 of the CP Parties Disclosure Schedule and except for the Required Governmental Consents, no Consent is required to be obtained by such CP Party from, and no notice or filing is required to be given by such CP Party to or made by such CP Party with, any Governmental Authority in connection with the execution, delivery and performance by such CP Party of this Agreement, other than in all cases where the failure to obtain such Consent or to give or make such notice or filing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          5.4 OWNERSHIP OF BONDS. CPF beneficially owns (i) $11,000,000 aggregate principal amount of Fixed Rate Notes, (ii) $9,000,000 aggregate principal amount of Floating Rate Notes, (iii) $20,000,000 aggregate principal amount of 1998 Notes, and (iv) no H Poly Notes (collectively, the "CPF BOND POSITION"). CPF paid an aggregate of $12,500,000 for the CPF Bond Position. CPF owns the CPF Bond Position free and clear of any and all Encumbrances, except such as arise under this Agreement or the Letter Agreement, and, other than its security interest in the H Corp Note, neither CPH nor CPF owns, beneficially or of record, any other debt securities issued by H Corp or H Poly.

          5.5   INVESTMENT REPRESENTATIONS AND WARRANTIES.

                (a) CPF is acquiring the CPF New Shares for investment purposes for its own account only, subject to its obligation to contribute the CPF New Shares to the SPV as contemplated in this Agreement.

                (b) CPF is financially able to bear the economic risk of an investment in the CPF New Shares, has adequate means for providing for its current needs and personal contingencies, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in CPF New Shares, as the case may be, and can afford a complete loss of its investment.

                (c) CPF acknowledges on its own behalf, and, as of the Closing, as a minority member of HH Preferred Member, that (i) the CPF New Shares and/or the HH Preferred Member New Shares have not been registered under the Securities Act or qualified under any applicable blue sky laws in reliance, in part, on its representations, warranties, and agreements herein (including, without limitation, the representations and warranties with respect to the bona fide nature of the investment intent); (ii) HMP and its board of directors are under no obligation to register or qualify the CPF New Shares and/or the HH Preferred Member New Shares under the Securities Act or under any state securities law, or to assist CPF in complying with any exemption from registration and qualification; (iii) both the CPF New Shares and/or the HH Preferred Member New Shares are "restricted securities" under the Securities Act in that the CPF New Shares and/or the HH Preferred Member New Shares will be acquired from HMP in a transaction not involving a public offering, and that neither the CPF New Shares nor the HH Preferred Member New Shares may be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the CPF New Shares and/or the HH Preferred Member New Shares or an available exemption from registration under the Securities Act, such securities must be held indefinitely; (iv) there are substantial restrictions on the transferability of the CPF New Shares and/or the HH Preferred Member New Shares pursuant to this Agreement, that there is no public market for the CPF New Shares and/or the HH Preferred Member New Shares and none is expected to develop, and that, accordingly, it may not be possible to liquidate its investment in HMP; and (v) the CPF New Shares and/or the HH Preferred Member New Shares are speculative investments which involve a substantial degree of risk of loss of an entire investment in HMP, that it understands and takes full cognizance of the risks related to the purchase of the CPF New Shares and/or the HH Preferred Member New Shares.

                (d) CPF has been provided an opportunity for a reasonable time prior to the date hereof to obtain information concerning the offering of the CPF New Shares and/or the HH Preferred Member New Shares, HMP and all other information to the extent HMP possesses such information or can acquire it without unreasonable effort or expense. CPF has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, HMP or its representatives concerning the terms and conditions of the offering of the CPF New Shares and/or the HH Preferred Member New Shares and other matters pertaining to this investment. CPF has not been furnished with any oral representation or oral information in connection with the offering of the CPF New Shares and/or the HH Preferred Member New Shares and CPF is not relying on HMP or its affiliates with respect to economic considerations involved in this investment.

                (e) Without limiting the representations set forth above, and without limiting Article XII of this Agreement, CPF will not make any sale, transfer, gift, pledge or other disposition of all or any part of the CPF New Shares which will result in the violation by it or by HMP of the Securities Act, the Delaware General Corporation Law, or any other applicable securities laws.

          5.6 NO OTHER REPRESENTATIONS. Except for the representations and warranties contained in this Article V or set forth in the SPV Agreement, neither CP Party nor any other person or entity makes any representation or warranty, express or implied, on behalf of any CP Party.

                                   ARTICLE VI

                      REPRESENTATIONS AND WARRANTIES OF GOF

          Except as set forth in the Disclosure Schedule that is being delivered to the Investors, the Huntsman Parties and the CP Parties concurrently herewith (the "GOF DISCLOSURE SCHEDULE"), if any, GOF hereby represents and warrants to the Huntsman

Parties, the Investors and the CP Parties, as of the date of this Agreement and as of the Closing Date, as follows:

          6.1 CORPORATE ORGANIZATION, ETC. GOF is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware, and BNAC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. GOF has the power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Upon its organization, and in any event as of the Closing, HH Preferred Member (x) will be a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, and (y) will have the power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

          6.2   AUTHORITY; NO VIOLATION.

                (a) GOF has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and upon its organization and in any event as of the Closing Date, HH Preferred Member will have full power and authority to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are within GOF's partnership powers and have been duly and validly approved, if necessary, by the General Partner of GOF, and no other proceedings on the part of GOF are necessary to approve this Agreement and to consummate the transactions contemplated hereby. As of the Closing, the consummation of the transactions contemplated hereby will have been duly and validly approved by the Board of Managers of HH Preferred Member, and no other proceedings on the part of HH Preferred Member will be necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by GOF and (assuming due authorization, execution and delivery by the other parties to this Agreement) this Agreement constitutes a valid and binding obligation of GOF, enforceable against GOF in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors' rights and remedies generally.

                (b) Neither the execution and delivery of this Agreement by GOF, nor the consummation by GOF or HH Preferred Member of the transactions contemplated hereby, nor compliance by GOF or HH Preferred Member with any of the terms or provisions hereof, will (i) violate any provision of the certificate of formation and limited partnership agreement or other organization documents of GOF, HH Preferred Member or BNAC, or (ii) assuming that the consents and approvals referred to in Section 6.3 hereof are duly obtained, (x) violate any Laws applicable to GOF, HH Preferred Member or BNAC, or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Encumbrance (other than Encumbrances created by this Agreement, the SPV Agreement, the HH Preferred Member Operating Agreement and the Letter Agreement) upon any of the properties or assets of GOF, HH Preferred Member or BNAC under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which GOF, HH Preferred Member or BNAC is a party, or by which GOF, HH Preferred Member or BNAC or any of their respective properties or assets may be bound or affected, except, in the case of clause
(ii), for such violations, conflicts, defaults, terminations, accelerations and Encumbrances which would not have, individually or in the aggregate, a Material Adverse Effect or, with respect to BNAC, a material adverse effect on its ownership interest in, or its rights or obligations under, the New GOF Assets.

          6.3 CONSENTS AND APPROVALS. Except as set forth in Section 6.3 of the GOF Disclosure Schedule and except for the Required Governmental Consents, no Consent is required to be obtained by GOF or HH Preferred Member from, and no notice or filing is required to be given by GOF or HH Preferred Member to or made by GOF or HH Preferred Member with, any Governmental Authority in connection with the execution, delivery and performance by GOF of this Agreement or the performance by HH Preferred Member of this Agreement, other than in all cases where the failure to obtain such Consent or to give or make such notice or filing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          6.4   OWNERSHIP OF ASSETS.

                (a) BOND POSITION. GOF owns beneficially and of record (i) $224,045,000 aggregate principal amount of Fixed Rate Notes, (ii) $100,910,000 aggregate principal amount of Floating Rate Notes, (iii) $175,780,000 aggregate principal amount of 1998 Notes, and (iv) $138,080,000 aggregate principal amount of H Poly Notes (collectively, the "GOF BOND POSITION"), except that with respect to Bonds with an aggregate principal amount of $25,186,000 which constitute part of the GOF Bond Position, GOF is the sole beneficial owner but not the record holder of such Bonds, provided that as of the Closing GOF will have transferred to HH Preferred Member, and HH Preferred Member will beneficially own, and HH Preferred Member or GOF will own of record, the GOF/HH Preferred Member Contributed Bonds. GOF owns the GOF Bond Position free and clear of any and all Encumbrances, except such as arise under the Escrow Agreement or this Agreement, and GOF does not own, beneficially or of record, any other debt securities issued by H Corp or H Poly. Except for the GOF/HH Preferred Member Contributed Bonds and the CPF/HH Preferred Member Contributed Bonds, HH Preferred Member will not own, beneficially or of record, any other debt securities issued by H Corp or H Poly.

                (b)  GOF NEW ASSETS.

                         (i) The authorized capital of BNAC consists of 1,000,000 shares of common stock, par value $0.01 per share (the "BNAC COMMON STOCK"). There are 1,000,000 shares of BNAC Common Stock issued and outstanding, of which GOF owns, beneficially and of record, 985,222 shares free and clear of any and all Encumbrances. Except as reflected in Schedule 6.4(b)(i): (a) all of the issued and outstanding shares of BNAC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof; (b) the shares of BNAC Common Stock to be delivered by GOF to the SPV pursuant to Section 3.2(b)(iii) as of the Closing Date will be held free and clear of any and all Encumbrances, except such as arise under this Agreement; and (c) BNAC does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of BNAC Common Stock or any other equity security of BNAC or any securities representing the right to purchase or otherwise receive any shares of BNAC Common Stock or any other equity security of BNAC.

                         (ii) BNAC owns the New GOF Assets free and clear of any and all Encumbrances, except for the Encumbrances contemplated in the GOF/ICI Purchase Agreement or any other GOF/ICI Purchase Documents.

                         (iii) Attached hereto as part of EXHIBIT 2.1 is a true, correct and complete copy of the GOF/ICI Purchase Agreement and all ancillary agreements between GOF or any of its Affiliates and Imperial Chemical Industries PLC ("ICI") or any of its Affiliates, entered into in connection with the GOF/ICI Purchase Agreement (the collectively, "GOF/ICI PURCHASE DOCUMENTS").

                         (iv) Except for the GOF/ICI Purchase Documents, there are no agreements, arrangements, commitments or understandings, whether oral or in writing, of any nature, between or among: (x) GOF and/or its Subsidiaries and/or Affiliates (including without limitation BNAC); and (y) ICI and/or its Subsidiaries and/or Affiliates.

                (c) GOF paid an aggregate of $327,969,315 for the GOF Bond Position and the New GOF Assets (the "GOF INVESTMENT AMOUNT").

          6.5   INVESTMENT REPRESENTATIONS AND WARRANTIES.

                (a) GOF is acquiring the GOF New Shares for investment purposes for its own account only, and HH Preferred Member will be acquiring the HH Preferred Member New Shares for investment purposes for its own account only, in each case subject to its obligation to contribute such shares to the SPV as contemplated in this Agreement.

                (b) GOF is financially able to bear the economic risk of an investment in the GOF New Shares, has adequate means for providing for its current needs and personal contingencies, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in GOF New Shares, as the case may be, and can afford a complete loss of its investment.

                (c) HH Preferred Member will be financially able to bear the economic risk of an investment in the HH Preferred Member New Shares, will have adequate means for providing for its current needs and personal contingencies, and will have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in HH Preferred Member New Shares, as the case may be, and can afford a complete loss of its investment.

                (d) GOF acknowledges on its own behalf, and, as of the Closing, as the majority member of HH Preferred Member, that (i) the GOF New Shares and the HH Preferred Member New Shares have not been registered under the Securities Act or qualified under any applicable blue sky laws in reliance, in part, on its representations, warranties, and agreements herein (including, without limitation, the representations and warranties with respect to the bona fide nature of the investment intent); (ii) HMP and its board of directors are under no obligation to register or qualify the GOF New Shares or the HH Preferred Member New Shares under the Securities Act or under any state securities law, or to assist GOF or HH Preferred Member, as the case may be, in complying with any exemption from registration and qualification; (iii) both the GOF New Shares and the HH Preferred Member New Shares are "restricted securities" under the Securities Act in that both the GOF New Shares and/or the HH Preferred Member New Shares will be acquired from HMP in a transaction not involving a public offering, and that neither the GOF New Shares nor the HH Preferred Member New Shares may be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the GOF New Shares and/or the HH Preferred Member New Shares or an available exemption from registration under the Securities Act, such securities must be held indefinitely; (iv) there are substantial restrictions on the transferability of both the GOF New Shares and the HH Preferred Member New Shares pursuant to this Agreement, that there is no public market for either the GOF New Shares or the HH Preferred Member New Shares and none is expected to develop, and that, accordingly, it may not be possible to liquidate its investment in HMP; and (v) the GOF New Shares and the HH Preferred Member New Shares are speculative investments which involve a substantial degree of risk of loss of an entire investment in HMP, that it understands and takes full cognizance of the risks related to the purchase of the GOF New Shares and the HH Preferred Member New Shares.

                (e) GOF has been provided an opportunity for a reasonable time prior to the date hereof to obtain information concerning the offering of the GOF New Shares and/or the HH Preferred Member New Shares, HMP and all other information to the extent HMP possesses such information or can acquire it without unreasonable effort or expense. GOF has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, HMP or its representatives concerning the terms and conditions of the offering of the GOF New Shares and/or the HH Preferred Member New Shares and other matters pertaining to this investment. GOF has not been furnished with any oral representation or oral information in connection with the offering of the GOF New Shares and/or the HH Preferred Member New Shares and GOF is not relying on HMP or its affiliates with respect to economic considerations involved in this investment.

                (f) Without limiting the representations set forth above, and without limiting Article XI of this Agreement, neither GOF nor HH Preferred Member will make any sale, transfer, gift, pledge or other disposition of all or any part of the GOF New Shares or the HH Preferred Member New Shares, as the case may be, which will result in the violation by it or by HMP of the Securities Act, the Delaware General Corporation Law, or any other applicable securities laws.

          6.6 FAMILY HOLDINGS II AND GOF TRANSACTIONS. Except as set out in or contemplated by this Agreement, the Interest Holders Agreement and the SPV Agreement, or as otherwise disclosed to CPF in writing, there are no agreements between Family Holdings II and its Affiliates, on one hand, and GOF and its Affiliates, on the other hand, related to the transactions contemplated by this Agreement and the SPV Agreement.

          6.7 NO OTHER REPRESENTATIONS. Except for the representations and warranties contained in this Article VI or set forth in the SPV Agreement, neither GOF nor any other person or entity makes any representation or warranty, express or implied, on behalf of GOF.

                                  ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

          Except as set forth in the Disclosure Schedule that is being delivered to the Huntsman Parties, GOF and the CP Parties concurrently herewith (the "INVESTOR DISCLOSURE SCHEDULE"), if any, each of the Investors hereby represents and warrants to the Huntsman Parties, GOF and the CP Parties, as of the date of this Agreement and as of the Closing Date, as follows solely with respect to itself:

          7.1   AUTHORITY; NO VIOLATION.

                (a) (i) such Individual Investor has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and (ii) this Agreement has been duly and validly executed and delivered by such Individual Investor and (assuming due authorization, execution and delivery by the other parties to this Agreement) this Agreement constitutes a valid and binding obligation of such Individual Investor, enforceable against such Individual Investor in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors' rights and remedies generally.

                (b) Neither the execution and delivery of this Agreement by such Individual Investor, nor the consummation by such Individual Investor of the transactions contemplated hereby, nor compliance by such Individual Investor with any of the terms or provisions hereof, will (i) assuming that the consents and approvals referred to in Section 7.2 hereof are duly obtained, (x) violate any Laws applicable to such Individual Investor, or any of his or her respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Encumbrance (other than Encumbrances created by this Agreement, the SPV Agreement and the HH Preferred Member Operating Agreement) upon any of the respective properties or assets of such Individual Investor under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Individual Investor is a party, or by which such Individual Investor or any of his or her respective properties or assets may be bound or affected, except, in the case of clause (ii), for such violations, conflicts, defaults, terminations, accelerations and Encumbrances which would not have, individually or in the aggregate, a Material Adverse Effect.

          7.2 CONSENTS AND APPROVALS. Except as set forth in Section 7.2 of the Investor Disclosure Schedule and except for the Required Governmental Consents, no Consent is required to be obtained by such Individual Investor from, and no notice or filing is required to be given by such Individual Investor to or made by such Individual Investor with, any Governmental Authority in connection with the execution, delivery and performance by such Individual Investor of this Agreement, other than in all cases where the failure to obtain such Consent or to give or make such notice or filing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          7.3 OWNERSHIP OF BNAC SHARES. Such Individual Investor owns, beneficially and of record, the number of BNAC Shares set forth opposite such Individual Investor's name in Exhibit 2.4 free and clear of any and all Encumbrances.

          7.4 NO OTHER REPRESENTATIONS. Except for the representations and warranties contained in this Article VII or set forth in the SPV Agreement, no Individual Investor or any other person or entity makes any representation or warranty, express or implied, on behalf of any Individual Investor.

                                  ARTICLE VIII

                                    COVENANTS

          8.1 CONSUMMATION OF TRANSACTIONS. Subject to the terms and conditions of this Agreement, CPF agrees to use reasonable efforts at GOF's, Huntsman Family II's or their respective representative's request (written or oral), and each other party to this Agreement agrees to use reasonable best efforts, to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate the Debt Exchange Transactions and the other transactions contemplated under this Agreement, including, without limitation, using reasonable efforts, with respect to CPF, and reasonable best efforts, with respect to the other parties to this Agreement, to effectuate the Restructuring Plan so that it will not result in an "ownership change" (within the meaning of IRC Sec. 382). No party to this Agreement shall knowingly take any action that is in contravention of, or that is inconsistent with, the Debt Exchange Transactions or the other transactions contemplated by this Agreement or that could jeopardize or materially delay the consummation of the Debt Exchange Transactions or the other transactions contemplated by this Agreement.

          8.2 COVENANT OF MR. HUNTSMAN. Mr. Huntsman shall take all actions necessary to cause each of H Corp, H Poly, HMP and Family Holdings II and its respective Affiliates to perform its respective obligations under this Agreement.

          8.3   HMP RECAPITALIZATION.

                (a) As soon as reasonably practicable following the Closing, GOF and Family Holdings II shall cause the SPV to take, or cause to be taken, all actions necessary to recapitalize HMP's capital stock to (a) reclassify each share of each class of preferred stock of HMP issued and outstanding immediately prior to the recapitalization (other than the 5,043 shares of Class A Preferred Stock, no par value (the "CLASS A PREFERRED"), of HMP held by the Huntsman Cancer Foundation (the "CANCER FOUNDATION SHARES"), if any) as shares of validly issued, fully paid and non-assessable New Common Stock (the number of shares of New Common Stock into which such preferred stock shall be converted shall be a number of shares reasonably acceptable to HMP, GOF and Family Holdings II), and
(b) eliminate each series of preferred stock of HMP (other than the Cancer Foundation Shares, if any) (the transactions contemplated by this Section 8.3 are referred to herein as the "HMP RECAPITALIZATION").

                (b) Each certificate for any shares of the stock issued by HMP in connection with the Debt Exchange Transaction and the HMP Recapitalization shall contain a legend substantially in the form of the following: "The securities represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, nor registered nor qualified under any state securities laws. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged, or hypothecated unless qualified and registered under applicable state and federal securities laws or unless, in the opinion of counsel satisfactory to the Company, such qualification and registration is not required. Any transfer of the securities represented by this Certificate is further subject to other restrictions, terms and conditions that are set forth in the Limited Liability Company Agreement of Huntsman Holdings, LLC, a Delaware limited liability company, dated _____, 2002, as amended, the relevant provisions of which may be reviewed at the Company's head office during business hours, and any purported transfer of such security shall be invalid if not in compliance with the terms of such agreement."

          8.4 FORMATION OF HH PREFERRED MEMBER. GOF shall duly file a certificate of formation for HH Preferred Member with the Secretary of State of the State of Delaware in accordance with the Delaware Limited Liability Company Act, and GOF, each Individual Investor and CPF shall take all such other actions as shall be necessary, appropriate or advisable to duly form HH Preferred Member and to cause HH Preferred Member to duly authorize all actions that GOF is required to cause HH Preferred Member to take under this Agreement or which are otherwise necessary, appropriate or advisable in connection therewith. Each of GOF, CPF and each Individual Investor and any other Persons who become members of HH Preferred Member shall enter into a limited liability company agreement for HH Preferred Member, in form and substance reasonably acceptable to GOF and CPF (the "HH PREFERRED MEMBER OPERATING AGREEMENT"). Neither CPF nor any Individual Investor shall take any action that interferes with GOF's ability to cause HH Preferred Member to perform its obligations under this Agreement.

          8.5 ADDITIONAL HH PREFERRED MEMBER CONTRIBUTION. If at any time after the Closing, GOF and Family Holdings II determine to offer the Huntsman Cancer Foundation the opportunity to invest in the SPV and the Huntsman Cancer Foundation accepts such offer, then GOF shall cause HH Preferred Member to issue to the Huntsman Cancer Foundation in exchange for the Cancer Foundation Shares an indirect interest in the Preferred Interest (in the form of membership interests in HH Preferred Member) with a value equivalent to such Class A Preferred. Immediately upon receipt of the Cancer Foundation Shares by HH Preferred Member, GOF shall cause HH Preferred Member to contribute to the SPV the Cancer Foundation Shares, and GOF shall cause HH Preferred Member to deliver to the SPV a certificate or certificates representing the Cancer Foundation Shares, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances. In exchange for its contribution of the Cancer Foundation Shares, HH Preferred Member shall be entitled to receive from the SPV, and the SPV shall deliver to HH Preferred Member, additional Preferred Interest with a value equivalent to such Class A Preferred.

          8.6 PAYMENT OF GOF TRANSACTION FEES. H Corp hereby covenants and agrees to reimburse GOF for all of the documented GOF Transaction Fees in accordance with this Section 8.6; PROVIDED, HOWEVER, that H Corp and GOF shall each bear 50 percent of any transfer taxes or similar taxes or fees incurred by either of them or by HH Preferred Member or the SPV in connection with the transactions contemplated by this Agreement.

                (a) At the Closing, H Corp shall reimburse GOF for any documented GOF Transaction Fees paid by GOF prior to the Closing Date of this Agreement ("PRE-CLOSING PAID FEES").

                (b) In addition to reimbursing GOF for the Pre-Closing Paid Fees as contemplated in clause (a), after the Closing, promptly upon receipt from GOF of any invoice for any documented GOF Transaction Fees which have not previously been paid, H Corp shall pay to the Persons named on such invoices for such unpaid GOF Transaction Fees promptly upon receipt thereof.

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          8.7   PAYMENT OF CPF TRANSACTION FEES. At the Closing, H Corp hereby covenants and agrees to reimburse CPF for the documented CPF Transaction Fees, provided that H Corp shall not be required to reimburse CPF for documented CPF Transaction Fees in excess of $150,000.

          8.8 COVENANT OF CPH. CPH shall take all actions necessary to cause CPF and its Affiliates to perform their respective obligations under this Agreement.

                                   ARTICLE IX

                              ADDITIONAL AGREEMENTS

          9.1   REGULATORY MATTERS.

                (a) The parties to this Agreement shall cooperate with each other and CPF shall use its reasonable efforts at GOF's, Family Holdings II's or their respective representative's request (written or oral), and the other parties to this Agreement shall use their reasonable best efforts, to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all Consents of all Governmental Authorities which are necessary or advisable to consummate the Debt Exchange Transactions and the other transactions contemplated by this Agreement (including without limitation filings required under the HSR Act, if any). Each party to this Agreement shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable Laws relating to the exchange of information, all the information relating to each respective party to this Agreement, and any of their respective Subsidiaries, as the case may be, which appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties to this Agreement shall act reasonably and as promptly as practicable. The parties to this Agreement agree that they will consult with each other with respect to the obtaining of all Consents of all Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.

                (b) Each party to this Agreement shall, upon request, furnish the other parties with all information concerning itself, its respective Subsidiaries, if any, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of the parties to this Agreement or any of their respective Subsidiaries to any Governmental Authority in connection with the Debt Exchange Transactions and the other transactions contemplated by this Agreement.

                (c) Each party to this Agreement shall promptly furnish the other parties with copies of written communications received by the party, or any of its respective Subsidiaries or Affiliates from, or delivered by any of the foregoing to, any Governmental Authority in respect of the transactions contemplated hereby.

          9.2 HUNTSMAN OBLIGATION TO FILE. If (a) the Closing does not occur on or before October 15, 2002 and (b) if on or after such date, both a majority in number of the members of the Bank Group and members of the Bank Group holding at least 66-2/3 percent in principal amount of indebtedness outstanding under the H Corp Credit Facility have irrevocably consented to the Restructured H Corp Facility and irrevocably voted in favor of the Plan, then each of H Corp and H Poly shall be required to, and HMP shall be required to cause them to, file a Voluntary Proceeding and implement the Plan in accordance with, and in the manner contemplated by, this Agreement (including, without limitation, the Fast Track Schedule and Appendix 10.2(b)), which shall include as an essential feature thereof, the payment of trade creditors in full with respect to their pre-petition claims in the ordinary course of the respective businesses of HMP, H Corp and H Poly. For purposes of the foregoing, (a) a person shall be deemed to have irrevocably consented or irrevocably voted if such person cannot unilaterally withdraw, terminate or revoke such consent or vote prior to the date on which the Plan must be confirmed pursuant to the Fast Track Schedule and
(b) any consent and/or vote given by a Person that has executed a lockup agreement substantially in the form of EXHIBIT 9.2 shall be deemed irrevocable so long as such lockup agreement is in full force and effect as of the date that the obligation to file arises under this Section 9.2.

          9.3 LEGAL CONDITIONS TO DEBT EXCHANGE TRANSACTIONS. CPF shall use its reasonable efforts at GOF's, Family Holdings II's or their respective representative's request (written or oral) and each other party to this Agreement shall use its reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party with respect to the Debt Exchange Transactions and, subject to the conditions set forth in Section 10.1 of this Agreement, as applicable, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other parties to obtain) any Consent of any third party (other than a Governmental Authority) which is required to be obtained by each of the parties to this Agreement or any of their respective Affiliates in connection with the Debt Exchange Transactions and the other transactions contemplated by this Agreement, and to comply with the terms and conditions of such Consent; PROVIDED, HOWEVER, that no party to this Agreement shall be obligated to pay any consideration therefor to any such third party from whom any such Consent is requested.

          9.4 ADDITIONAL AGREEMENTS. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement and its respective Subsidiaries shall take all such necessary action as may be reasonably requested by the other parties.

          9.5 SPV ACTIONS. From and after the Closing, GOF and Family Holdings II hereby agree to cause the SPV to take, or to cause to be taken, the actions described on APPENDIX 9.5, and, without limiting the generality of the foregoing, each of GOF and Family Holdings II agrees that it will not exercise any of its rights under the SPV Agreement or the Interest Holders Agreement to prevent the SPV from taking, or causing to be taken, any such actions.

          9.6 PROXY. Until the CPF Lockup Termination Date, CPF hereby grants to GOF an irrevocable proxy (which by the terms hereof is coupled with an interest and cannot be revoked) to be exercised by GOF to vote the CPF Bond Position in favor of the Plan and its confirmation and consummation, provided GOF concurrently votes the GOF Bond Position in the same manner.

          9.7 MERGER OF BNAC. At or as soon as reasonably practicable following the Closing, Family Holdings II and GOF hereby agree to cause the SPV to merge, or to cause to be merged, BNAC with and into HMP, with HMP being the surviving corporation.

                                    ARTICLE X

                              CONDITIONS PRECEDENT

          10.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT DEBT EXCHANGE TRANSACTIONS. The respective obligation of each party to effect the Debt Exchange Transactions shall be subject to the satisfaction at or prior to the Closing of the following conditions:

                (a) REQUIRED GOVERNMENTAL CONSENTS. All filings under the HSR Act and other similar Laws applicable to the transactions contemplated by this Agreement (if required to be made prior to the Closing) shall have been made and any required waiting period under such Laws applicable to the transactions contemplated by this Agreement shall have expired or been earlier terminated, and all Required Governmental Consents shall have been obtained.

                (b) NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (an "INJUNCTION") preventing the consummation of the Debt Exchange Transactions shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Authority which prohibits, restricts or makes illegal consummation of the Debt Exchange Transactions.

                (c)  LOCKUP COMMITMENTS. The obligations of GOF and CPF under
Section 12.4 and Section 12.5, respectively, shall not have terminated or, if such obligations shall have terminated, neither the GOF Lockup Termination Date nor the CPF Lockup Termination Date shall have occurred.

                (d) FORMATION OF THE SPV. (i) GOF and Family Holdings II shall have established, or shall have caused to be established, the SPV under the Delaware Limited Liability Company Act by filing a certificate of formation with the Secretary of State of the State of Delaware and (ii) GOF, HH Preferred Member, CPF, the Investors and Family Holdings II shall have executed and delivered the Limited Liability Company Agreement substantially in the form attached hereto as Exhibit 10.1(d), with such changes thereto as shall be reasonably acceptable to GOF and Family Holdings II;

provided, however, that any such amendment or modification shall also be subject to the prior reasonable acceptance of CPF where both (A) such amendment or modification would have a material adverse effect on the rights attributable to the Interest of CPF (the "affected CPF rights") and (B) such material adverse effect would be disproportionate (after taking into account any disproportionality in the relative rights of CPF and GOF prior to any such amendment or modification) to the effect such amendment or modification would have on the rights attributable to the Interest of GOF; provided, further, however, that (x) any amendments or modifications to the rights, privileges and preferences of the Preferred Interest (as defined in the SPV Agreement) under
Section 3.2 of the SPV Agreement and Section 6.6 of the SPV Agreement, where such amendment or modification is adverse to the rights attributable to the Interest of CPF, shall require CPF's consent, and (y) any amendments or modifications to Section 1.130(a) or (e), 7.1, 7.3, 7.5(b), 7.6(b), or 7.7 of
the SPV Agreement or Articles XI and XII of the SPV Agreement shall require CPF's consent, which shall not be unreasonably withheld, conditioned or delayed (the "SPV AGREEMENT").

                (e) AMENDED AND RESTATED HMP BYLAWS. HMP shall have duly adopted the Amended and Restated HMP Bylaws.

                (f) CERTIFICATE OF AMENDMENT OF HMP. HMP shall have adopted and filed with the Secretary of State of the State of Delaware the Certificate of Amendment of HMP.

                (g) HMP, H CORP AND H POLY ACTIONS. HMP, H Corp and H Poly shall not have and shall not have authorized or committed or agreed to: (a) declare, set aside or pay any cash dividends on any of the capital stock of H Corp or HMP or any of their respective Subsidiaries held by Family Holdings II;
(b) purchase, redeem or otherwise acquire any of the Family Shares; (c) merge, consolidate or enter into any other business combination transaction with any Person not an Affiliate or Subsidiary of H Corp, in any event where such transaction is material to H Corp and its respective Subsidiaries, taken as a whole; (d) acquire (by merger, consolidation or acquisition) any corporation, partnership or other entity; or (e) purchase any equity interest in or all or substantially all of the assets of, any Person or any division or business thereof, in any event where such transaction is material to either H Corp and its Subsidiaries or HMP and its Subsidiaries, in each case, taken as a whole; PROVIDED, HOWEVER, that the foregoing restrictions shall not apply to any transaction between H Corp or any of its Subsidiaries and any other Subsidiary or Subsidiaries of H Corp.

                (h) AMENDED AND RESTATED H CORP OPERATING AGREEMENT. H Corp shall have duly adopted the Amended and Restated H Corp Operating Agreement.

                (i) CERTIFICATE OF AMENDMENT OF H CORP. H Corp shall have adopted and filed with the Division of Corporations and Commercial Code of the Utah Department of Commerce the Certificate of Amendment of H Corp.

                (j) BANK CONSENT. The Bank Consent Condition shall have been satisfied or, if the Bank Consent Condition shall not be satisfied, the Plan Approval Condition shall have been satisfied.

                (k) INTEREST HOLDERS AGREEMENT. The Interest Holders Agreement shall have been executed and delivered by all of the parties thereto.

          10.2  DEFINITIONS.

                (a) The "BANK CONSENT CONDITION" means (i) the Restructured H Corp Credit Facility shall have received the requisite approval of the lenders under the H Corp Credit Facility (collectively, the "BANK GROUP") and (ii) the Restructured H Corp Credit Facility shall have been duly executed and delivered and shall continue to be in effect by its terms.

                (b)  The "PLAN APPROVAL CONDITION" means:

                         (i) CHAPTER 11 CASE. A voluntary bankruptcy case shall have been filed under Chapter 11 of the United States Bankruptcy Code with respect to HMP, H Corp and H Poly (a "VOLUNTARY PROCEEDING"), or an involuntary bankruptcy case shall have been filed under Chapter 11 of the United States Bankruptcy Code with respect to HMP, H Corp and/or H Poly (an "INVOLUNTARY PROCEEDING"). As used in this Agreement, "CHAPTER 11 CASE" shall refer to a Voluntary Proceeding or an Involuntary Proceeding;

                         (ii) PROTECTION ORDER. With respect to its Chapter 11 Case, HMP, H Corp and/or H Poly shall have used its reasonable best efforts to incorporate in any adequate protection order entered in such Chapter 11 Case in favor of the Bank Group, provisions requiring HMP, H Corp and/or H Poly, as the case may be, to materially comply with the terms set forth in APPENDIX 10.2(b) attached hereto;

                         (iii) FAST TRACK. Within 15 business days after (x) the filing of the petition with respect to a Voluntary Proceeding or (y) the entry of an order for relief in an Involuntary Proceeding (the date of filing of such petition or entry of such order is referred to herein as "CASE COMMENCEMENT"), HMP, H Corp and/or H Poly shall have filed the Plan and a disclosure statement or a prepetition disclosure document with respect thereto and a motion seeking an order confirming the Plan and approving the prepetition solicitation of consents thereto at a hearing to be commenced within 60 days after the filing of such motion, which pleadings shall conform to Part II of Appendix 10.2(b); and

                         (iv) PLAN CONFIRMATION. The Plan shall have been confirmed by an order entered no later than 180 days from Case Commencement (together with the deadlines set forth in 10.2(b)(iii) above, the "FAST TRACK SCHEDULE").

                                   ARTICLE XI

                            TERMINATION AND AMENDMENT

          11.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing:

                (a)  by mutual written consent of GOF and Family Holdings II;

                (b) by any party to this Agreement if there shall be any Law or regulation that makes the consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or if consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

                (c) by GOF (i) (provided that neither GOF nor HH Preferred Member is then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of any of the Huntsman Parties, the Investors or the CP Parties, which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from any of the other party hereto or prior to the Closing, if sooner, or which breach, by its nature, cannot be cured prior to the Closing, or (ii) if GOF's obligations under Sections 12.4(a) and 12.4(b) shall have been terminated;

                (d) by Family Holdings II (i) (provided that none of the Huntsman Parties is then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of the CP Parties, GOF or the Investors, which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from any of the other party hereto or prior to the Closing, if sooner, or which breach, by its nature, cannot be cured prior to the Closing or (ii) if GOF's obligations under Sections 12.4(a) and 12.4(b) shall have been terminated; and

                (e) by CPF, but such termination shall be effective only with respect to the rights and obligations of the CP Parties under this Agreement and shall not otherwise affect the rights and obligations of any other party to this Agreement, (i) (provided that none of the CP Parties is then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the material covenants or agreements set forth in this Agreement on the part of any of the Huntsman Parties, the Investors or GOF, which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from any of the other party hereto or prior to the Closing, if sooner, or which breach, by its nature, cannot be cured prior to the Closing, (ii) if GOF's obligations under Sections 12.4(a) and 12.4(b) shall have been terminated, (iii) if

 CPF's obligations under Sections 12.5(a) and 12.5(c) shall have been terminated, or (iv) if a Chapter 11 Case has not been filed on or before July 15, 2003.

          11.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by any party to this Agreement as provided in Section 11.1, this Agreement shall forthwith become void and have no effect except (a) Sections
11.2 and 13.1 shall survive any termination of this Agreement and (b) that notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its breach of any provision of this Agreement.

          11.3 AMENDMENT. Subject to compliance with applicable law, this Agreement may be amended as provided herein. This Agreement may not be amended except by an instrument in writing signed on behalf of each of GOF, Family Holdings II, CPF, HMP, H Corp and H Poly, and any such amendment shall be binding on all parties hereto, and CPF agrees that its written approval of such amendment(s) shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, following the Closing, this Agreement may not be amended except by an instrument in writing signed on behalf of each of GOF, Family Holdings II, HMP, H Corp and H Poly, and any such amendment shall be binding on all parties hereto; PROVIDED, HOWEVER, that any such amendment shall also be subject to the prior reasonable acceptance of CPF where both (i) such amendment would have a material adverse effect on the rights attributable to the Interest of CPF (the "affected CPF rights") and (ii) such material adverse effect would be disproportionate (after taking into account any disproportionality in the relative rights of any CP Party and GOF prior to any such amendment) to the effect such amendment would have on the rights attributable to the Interest of GOF.

          11.4 EXTENSION; WAIVER. At any time prior to the Closing, the parties to this Agreement may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions of any other party contained herein. Any agreement on the part of a party to this Agreement to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                   ARTICLE XII

                    LOCKUP COMMITMENTS AND SUPPORT COVENANTS

          12.1 GOF LOCKUP COMMITMENTS. GOF hereby covenants and agrees that, until the GOF Lockup Termination Date (as defined below), other than in accordance with this Agreement and the Escrow Agreement, GOF shall not, and shall cause HH Preferred Member not to (a) sell, grant any option or other right to acquire, acquire any option to dispose of, assign, donate, gift, pledge or otherwise transfer or dispose of any of the GOF Bond Position, (b) enter into any contract, option or other agreement, arrangement or understanding with respect to the foregoing, or
(c) directly or indirectly solicit, initiate, entertain or encourage any proposal or offer from any third party relating to any such sale, transfer or exchange of any of the GOF Bond Position.

          12.2 CPF LOCKUP COMMITMENTS. CPF hereby covenants and agrees that, until the earlier of the GOF Lockup Termination Date and the CPF Lockup Termination Date, other than in accordance with this Agreement, CPF shall not
(a) sell, grant any option or other right to acquire, acquire any option to dispose of, assign, donate, gift, pledge or otherwise transfer or dispose of any of the CPF Bond Position, (b) enter into any contract, option or other agreement, arrangement or understanding with respect to the foregoing, or (c) directly or indirectly solicit, initiate, entertain or encourage any proposal or offer from any third party relating to any such sale, transfer or exchange of any of the CPF Bond Position; PROVIDED, HOWEVER, that it is agreed by the parties to this Agreement that CPF may transfer, convey or assign its CPF Bond Position to any Subsidiary of CPF provided that (i) CPF shall not and shall not permit any of its direct or indirect Subsidiaries to, directly or indirectly transfer, pledge, convey or assign the capital stock of such Subsidiary to any Person not a Subsidiary of CPF and (ii) such Subsidiary shall agree in writing to lockup obligations and a proxy with respect to such CPF Bond Position which are the same as CPF's obligations under this Agreement.

          12.3 HUNTSMAN PARTY LOCKUP COMMITMENTS. Each of H Corp, H Poly, HMP and Family Holdings II hereby covenants and agrees that, until the GOF Lockup Termination Date, other than in accordance with this Agreement and the Escrow Agreement, H Corp, H Poly, HMP and Family Holdings II shall not (a) sell, grant any option or other right to acquire, acquire any option to dispose of, assign, donate, gift, pledge or otherwise transfer or dispose of any of the shares of common or preferred stock and other equity interests of HMP, H Corp or H Poly held by Family Holdings II or HMP (the "FAMILY SHARES"), (b) enter into any contract, option or other agreement, arrangement or understanding with respect to the foregoing, or (c) directly or indirectly solicit, initiate, entertain or encourage any proposal or offer from any third party relating to any such sale, transfer or exchange of any of the Family Shares.

          12.4  GOF SUPPORT COVENANTS.

                (a) GOF hereby covenants and agrees that it will not, and will cause HH Preferred Member not to, take any action inconsistent in any material respect with HMP's, H Corp's and H Poly's efforts to effectuate the Restructuring Plan (including the Debt Exchange Transactions) without filing a Chapter 11 Case, and will use, and will cause HH Preferred Member to use, its reasonable best efforts, including in its capacity as holder of the GOF Bond Position, to consummate, or cause the consummation of, the Debt Exchange Transactions and the other transactions contemplated hereby without the filing of a Chapter 11 Case; PROVIDED, HOWEVER, that the obligations of GOF under this
Section 12.4(a) shall terminate (i) at GOF's option, upon the earlier to occur of (x) 10 days after the delivery and continued effectiveness of any Financial Institution Notice pursuant to Section 7 of the Collateral Account Control Agreement, and (y) October 15, 2002, and (ii) upon the entry of an order for relief for or against HMP, H Corp and/or H

Poly under either of Sections 301 or 303(h) of title 11 of the United States Code (or any successor provisions thereto). Without limiting the generality of the foregoing, until the obligations of GOF under this Section 12.4(a) terminate, GOF shall not, and shall cause HH Preferred Member not to, pursue or enforce, or direct or authorize any trustee to pursue or enforce, any remedies otherwise available to it under any of the Indentures or any of the Bonds or under the HMP/GOF Guarantee, including in each case declaring any obligation thereunder to be due and payable.

                (b) In the event that the Restructuring Plan is implemented by means of a Chapter 11 Case, GOF hereby covenants and agrees that until the GOF Lockup Termination Date:

                         (i) GOF will not, and will cause HH Preferred Member not to, take any action inconsistent in any material respect with the Plan and the Debt Exchange Transactions and will use, and will cause HH Preferred Member to use, its reasonable best efforts, including in its capacity as holder of the GOF Bond Position, to consummate, or cause the consummation of, the transactions contemplated by the Plan, including the Debt Exchange Transactions; and

                         (ii) GOF shall, and shall cause HH Preferred Member to (A) support, timely vote in favor of and take all reasonable actions required on its part to support confirmation and consummation of the Plan,
   (B) not directly or indirectly seek, support, encourage or solicit any exchange offer or restructuring proposal, plan, offer or any other restructuring or other reorganization, merger, liquidation, dissolution or effort, other than the Plan, (C) not vote for, consent to, support, or participate, directly, or indirectly, in the negotiations, formulation, or motions regarding any plan of restructuring or liquidation, other than the Plan, (D) use commercially reasonable efforts (which will not be interpreted to require a party to this Agreement to pay any amount other than its own attorneys' fees) to provide its unqualified support of the Plan, (E) not oppose or object to confirmation or consummation of the Plan or otherwise commence any legal proceeding to oppose or alter the Plan or any other restructuring documents containing terms and conditions materially consistent with the transactions specified in the Plan, and (F) not take any other action that is inconsistent with, or that would obstruct or hinder consummation of, the Plan, or challenge H Corp's or H Poly's rights under the Bankruptcy Code to exclusivity or any extension of exclusivity relating to the Plan.

          12.5  CPF SUPPORT COVENANTS.

                (a) CPF hereby covenants and agrees that until the obligations of GOF under Section 12.4(a) terminate, it will not take any action inconsistent in any material respect with HMP's, H Corp's and H Poly's efforts to effectuate the Restructuring Plan (including the Debt Exchange Transactions) without filing a Chapter 11 Case, and will use its reasonable efforts, including in its capacity as holder of the CPF Bond Position, to consummate, or cause the consummation of, the Debt Exchange Transactions and the other transactions contemplated hereby without the filing of a Chapter 11 Case; PROVIDED, HOWEVER, that if GOF has not exercised its option to terminate its obligations under Section 12.4(a), the obligations of CPF under this Section 12.5(a) shall terminate, at CPF's option, on July 15, 2003. Without limiting the generality of the foregoing, until the obligations of CPF under this Section 12.5(a) terminate, CPF shall not pursue or enforce, or direct or authorize any trustee to pursue or enforce, any remedies otherwise available to it under any of the Indentures or any of the H Corp Notes or under the HMP/CPF Guarantee, including in each case declaring any obligation thereunder to be due and payable.

                (b) Until the obligations of CPF under Sections 12.5(a) and 12.5(c) terminate, in its capacity as the current controlling stockholder of CPF, CPH shall take all actions necessary to cause CPF to fulfill its respective obligations under this Agreement relating to the Debt Exchange Transactions.

                (c) In the event that the Restructuring Plan is implemented by means of a Chapter 11 Case filed on or before July 15, 2003, CPF hereby covenants and agrees that until the earlier to occur of the GOF Lockup Termination Date and CPF Lockup Termination Date:

                         (i) CPF will not take any action inconsistent in any material respect with the Plan and the Debt Exchange Transactions and will use its reasonable efforts, including in its capacity as holder of the CPF Bond Position, to consummate, or cause the consummation of, the transactions contemplated by the Plan, including the Debt Exchange Transactions;

                         (ii) CPF shall (A) support, timely vote in favor of and take such reasonable actions required on its part to support confirmation and consummation of the Plan, (B) not directly or indirectly seek, support, encourage or solicit any exchange offer or restructuring proposal, plan, offer or any other restructuring or other reorganization, merger, liquidation, dissolution or effort, other than the Plan, (C) not vote for, consent to, support, or participate, directly, or indirectly, in the negotiations, formulation, or motions regarding any plan of restructuring or liquidation, other than the Plan, (D) use commercially reasonable efforts (which will not be interpreted to require a party to this Agreement to pay any amount other than its own attorneys' fees) to provide its unqualified support of the Plan, (E) not oppose or object to confirmation or consummation of the Plan or otherwise commence any legal proceeding to oppose or alter the Plan or any other restructuring documents containing terms and conditions materially consistent with the transactions specified in the Plan, and (F) not take any other action that is inconsistent with, or that would obstruct or hinder consummation of, the Plan, or challenge

   HMP's, H Corp's or H Poly's rights under the Bankruptcy Code to exclusivity or any extension of exclusivity relating to the Plan; and

                         (iii) In its capacity as the current controlling stockholder of CPF, CPH shall take all actions necessary to cause CPF to fulfill its obligations under the terms of this Agreement relating to the Plan and the Debt Exchange Transactions, including filing Fast Track Pleadings in accordance with the Fast Track Schedule.

          12.6  HUNTSMAN PARTY SUPPORT COVENANTS.

                (a) Until the obligations of GOF under Sections 12.4(a) and 12.4(b) terminate, each of H Corp, HMP and H Poly shall take all steps necessary to implement the Debt Exchange Transactions.

                (b) Until the obligations of GOF under Sections 12.4(a) and 12.4(b) terminate, in its capacity as the current controlling stockholder of HMP, Family Holdings II shall take all actions necessary to cause HMP to fulfill its respective obligations under this Agreement relating to the Debt Exchange Transactions.

                (c) Until the obligations of GOF under Sections 12.4(a) and 12.4(b) terminate, in its capacity as the current controlling stockholder of H Corp and H Poly, HMP shall take all actions necessary to cause each of H Corp and H Poly to fulfill its respective obligations under this Agreement relating to the Debt Exchange Transactions.

                (d) Until the obligations of GOF under Sections 12.4(a) and 12.4(b) terminate, in his capacity as the controlling member of Family Holdings II, Mr. Huntsman shall take all actions necessary to cause Family Holdings II to fulfill its obligations under this Agreement relating to the Debt Exchange Transactions.

                (e) In the event that the Restructuring Plan is implemented by means of a Chapter 11 Case, until the Lockup Termination Date:

                         (i) HMP, H Corp and H Poly shall take all steps necessary to implement the Plan and the Debt Exchange Transactions, including filing the Plan and the Fast Track Pleadings in accordance with the Fast Track Schedule and the Plan;

                         (ii)   Absent unforeseen or extraordinary
   circumstances, neither H Corp nor H Poly shall, and HMP shall not permit either of them to, seek any adjournments or other forms of delay in respect of any material element of the Fast Track Schedule without the written consent of GOF, and each of HMP, H Corp and H Poly shall use its reasonable best efforts to expedite the Chapter 11 Case whenever possible, and to obtain confirmation and consummation of the Plan as soon as reasonably practicable;

                         (iii) Each of HMP and Family Holdings II agrees to (A) support, timely vote in favor of and take all reasonable actions required on its part to support confirmation and consummation of the Plan, (B) not directly or indirectly seek, support, encourage or solicit any exchange offer or restructuring proposal, plan, offer or any other restructuring or other reorganization, merger or liquidation, dissolution or effort, other than the Plan, (C) not vote for, consent to, support, or participate, directly, or indirectly, in the negotiations, formulation, or motions regarding, any plan of restructuring or liquidation, other than the Plan, (D) use commercially reasonable efforts (which will not be interpreted to require a party to this Agreement to pay any amount other than its own attorneys' fees) to provide its unqualified support of the Plan, (E) not oppose or object to confirmation or consummation of the Plan or otherwise commence any legal proceeding to oppose or alter the Plan or any other restructuring documents containing terms and conditions materially consistent with the transactions specified in the Plan, and (F) not take any other action that is inconsistent with, or that would obstruct or hinder consummation of, the Plan, or challenge the rights of HMP, H Corp or H Poly under the Bankruptcy Code to exclusivity (or any extension of exclusivity) relating to the Plan;

                         (iv) In its capacity as the current controlling stockholder of HMP, Family Holdings II shall take all actions necessary to cause each of HMP, H Corp and H Poly to fulfill its obligations under the terms of this Agreement relating to the Plan and the Debt Exchange Transactions, including filing Fast Track Pleadings in accordance with the Fast Track Schedule; and

                         (v) In its capacity as the current controlling stockholder of H Corp and H Poly, HMP shall take all actions necessary to cause each of H Corp and H Poly to fulfill its obligations under the terms of this Agreement relating to the Plan and the Debt Exchange Transactions, including filing Fast Track Pleadings in accordance with the Fast Track Schedule.

          12.7  LOCKUP TERMINATION DATES.

                (a) GOF's Obligations pursuant to Section 12.4(b), at GOF's option, shall terminate upon the date that is (a) in the event of a Voluntary Proceeding, 180 days after the filing thereof, and (b) in the event of an Involuntary Proceeding, upon the earlier to occur of (i) 180 days after the entry of an order for relief therein and (ii) 270 days after the filing thereof (the date of any such termination at GOF's option being referred to as the "GOF OPTIONAL LOCKUP TERMINATION DATE"). Additionally, if no Voluntary Proceeding or Involuntary Proceeding has been filed, GOF, CPF and Family Holdings II may, by mutual consent, terminate each of their respective obligations pursuant to Sections 12.4 and 12.6 (the date of any such termination being referred to collectively with the term GOF Optional Lockup Termination Date as the "GOF LOCKUP TERMINATION DATE").

                (b) CPH's obligations pursuant to Section 12.5 and CPF's Obligations pursuant to Section 12.5(c), at CPF's option, shall terminate upon the date that is (a) in the event of a Voluntary Proceeding, 270 days after the filing thereof, and (b) in the event of an Involuntary Proceeding, upon the earlier to occur of (i) 270 days after the entry of an order for relief therein and (ii) 360 days after the filing thereof (the date of any such termination at CPF's option being referred to herein as the "CPF OPTIONAL LOCKUP TERMINATION DATE"). Additionally, if no Voluntary Proceeding or Involuntary Proceeding has been filed, CPF, GOF and Family Holdings II may, by mutual consent, terminate each of their respective obligations (and in the case of CPF, the obligations of CPH) pursuant to Sections 12.5 and 12.6 (the date of any such termination being referred to collectively with the term CPF Optional Lockup Termination Date as the "CPF LOCKUP TERMINATION DATE").

                                  ARTICLE XIII

                               GENERAL PROVISIONS

          13.1 EXPENSES. Except as provided in Sections 8.7 and 8.8, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          13.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                (a)  if to HMP, H Corp or H Poly, to:

                                    c/o Huntsman Corporation
                                    500 Huntsman Way
                                    Salt Lake City, Utah 84108

                                    Attn: General Counsel

                                    with copies to:

                                    Skadden, Arps, Slate, Meagher
                                    & Flom LLP
                                    1600 Smith Street, Suite 4400
                                    Houston, Texas 77002

                                    Attn: Frank Ed Bayouth II
                                    and

                                    Stutman Treister & Glatt, P.C.
                                    3699 Wilshire Boulevard, Suite 900
                                    Los Angeles, California 90010

                                    Attn: Ronald L. Fein

                                    and

                (b)  if to Family Holdings II, to:

                                    Huntsman Family Holdings Company II LLC
                                    500 Huntsman Way
                                    Salt Lake City, Utah 84108

                                    with copies to:

                                    Huntsman Corporation
                                    500 Huntsman Way
                                    Salt Lake City, Utah 84108

                                    Attn: General Counsel
                                    and

                                    Parr Waddoups
                                    185 South State Street, Suite 1300
                                    Salt Lake City, Utah 84111

                                    Attn: Brent Stevenson

                                    and

                (c)  if to GOF, to:

                                    Matlin Patterson Global Opportunities
                                    Partners L.P.
                                    520 Madison Avenue
                                    New York, New York 10022-4213

                                    Attention: David Matlin
                                    with a copy to:

                                    Orrick, Herrington & Sutcliffe LLP
                                    666 5th Avenue
                                    New York, New York 10103

                                    Attention: Duncan Darrow

                                    and

                (d)  if to CPF or CPH, to:

                                    Consolidated Press Holdings Limited
                                    Third Level, 54-58 Park Street
                                    Sydney NSW 2000, Australia

                                    Attention: David Barnett

                                    with a copies to:

                                    Freehills
                                    MLC Centre, Martin Place
                                    Sydney NSW 2000, Australia

                                    Attention: John Nestel

                                    and

                                    Debevoise & Plimpton
                                    919 Third Avenue
                                    New York, New York 10022

                                    Attention: John M. Allen, Jr.

                (e) if to an Individual Investor, to the respective address set forth under each Individual Investor's name on Exhibit 2.4.

          13.3 COUNTERPARTS AND EFFECTIVENESS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart. This Agreement shall become effective upon the execution hereof by each of the parties hereto, and the delivery hereof to each party executing this Agreement.

          13.4 ENTIRE AGREEMENT. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof (including, but not limited to, the Original Debt

Exchange Agreement, the Letter Agreement, TS 1), other than the Confidentiality Agreement, executed in February 2002 by H Corp and GOF, and TS 2; provided, however, that upon receipt of any required consent of, or the completion of any required review by, the Administrative Agent with respect to the SPV Agreement under that certain Lock-Up and Voting Agreement by and among H Corp and certain of the lenders under the H Corp Credit Facility, this Agreement shall supersede TS 2.

          13.5 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the Laws of the State of New York, without regard to any applicable conflicts of law provisions thereof.

          13.6 ENFORCEMENT OF AGREEMENT. The parties to this Agreement agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          13.7 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          13.8 PUBLICITY. Except as otherwise required by law or the rules of the New York Stock Exchange, so long as this Agreement is in effect, no party to this Agreement shall, or shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other parties.

          13.9 ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. Except as expressly contemplated under Article II hereof with respect to the SPV, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          13.10 B NOTE COVENANT LETTER. Each of GOF and H Corp hereby acknowledges and agrees that for purposes of Section 4 of the letter agreement, dated June 14, 2002 (the "B NOTE COVENANT LETTER"), among GOF, BNAC, Inc. and H Corp, (a) the reference to the "Option A Lockup Commitments" shall mean the obligations of GOF under Section 12.4(a) hereof, and (b) the reference to the "Option B Lockup Commitments" shall mean the obligations of GOF under Section 12.4(b) hereof.

          13.11 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement shall survive the Closing.

     IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    HUNTSMAN COMPANY LLC


                                    By:  /s/ SAMUEL D. SCRUGGS
                                       -----------------------------------------
                                       Name:  Samuel D. Scruggs
                                       Title: Executive Vice President


                                    HUNTSMAN POLYMERS CORPORATION


                                    By:  /s/ SAMUEL D. SCRUGGS
                                       -----------------------------------------
                                       Name:  Samuel D. Scruggs
                                       Title: Executive Vice President


                                    HUNTSMAN FAMILY HOLDINGS II COMPANY LLC


                                    By:  /s/ JON M. HUNTSMAN
                                       -----------------------------------------
                                       Name:  Jon M. Huntsman
                                       Title: President


                                    HMP EQUITY HOLDINGS CORPORATION


                                    By:  /s/ SAMUEL D. SCRUGGS
                                       -----------------------------------------
                                       Name:  Samuel D. Scruggs
                                       Title: Executive Vice President

             [Counterpart signature page to Debt Exchange Agreement]


                                          /s/ JON M. HUNTSMAN
                                       -----------------------------------------
                                       Jon M. Huntsman

             [Counterpart signature page to Debt Exchange Agreement]

                                       INVESTORS


                                          /s/ PETER HUNTSMAN
                                       -----------------------------------------
                                       Peter Huntsman


                                          /s/ KIMO ESPLIN
                                       -----------------------------------------
                                       Kimo Esplin


                                          /s/ SAM SCRUGGS
                                       -----------------------------------------
                                       Sam Scruggs


                                          /s/ DAVID PARKIN
                                       -----------------------------------------
                                       David Parkin


                                          /s/ RUSSELL HEALY
                                       -----------------------------------------
                                       Russell Healy


                                          /s/ JOHN HESKETT
                                       -----------------------------------------
                                       John Heskett


                                          /s/ SEAN DOUGLAS
                                       -----------------------------------------
                                       Sean Douglas


                                          /s/ KEVIN HARDMAN
                                       -----------------------------------------
                                       Kevin Hardman

             [Counterpart signature page to Debt Exchange Agreement]


                                    CONSOLIDATED PRESS HOLDINGS LIMITED

                                    By:  /s/ GRAHAM CUBBIN
                                       -----------------------------------------
                                       Name:  Graham Cubbin
                                       Title: Director


                                    CONSOLIDATED PRESS (FINANCIAL) LTD


                                    By:  /s/ GRAHAM CUBBIN
                                       -----------------------------------------
                                       Name:  Graham Cubbin
                                       Title: Director

             [Counterpart signature page to Debt Exchange Agreement]


                                       MATLIN PATTERSON GLOBAL
                                       OPPORTUNITIES PARTNERS L.P.

                                       By: Matlin Patterson Global Advisers LLC,
                                       its Investment Advisor


                                       By:  /s/ DAVID K. MATLIN
                                          --------------------------------------
                                          Name: David K. Matlin
                                          Title:

                                   APPENDIX A

                     RESTRUCTURED CREDIT FACILITY TERM SHEET

                                    EXHIBIT A

               AMENDED AND RESTATED OPERATING AGREEMENT OF H CORP

                                    EXHIBIT B

                       AMENDED AND RESTATED BYLAWS OF HMP

                                    EXHIBIT C

                       CERTIFICATE OF AMENDMENT OF H CORP

                                    EXHIBIT D

                         CERTIFICATE OF AMENDMENT OF HMP

                                    EXHIBIT E

                            CONFIDENTIALITY AGREEMENT

                                   APPENDIX B

                         FORM OF PLAN OF REORGANIZATION

                                 EXHIBIT 2.1(a)

                                 HMP/GOF RELEASE

                                 SCHEDULE 2.1(b)

                                 NEW GOF ASSETS

- GOF/ICI Purchase Agreement and all GOF's rights and obligations thereunder, whether directly by GOF or through a wholly owned Subsidiary of GOF in the form attached hereto as Exhibit 2.1-1

-    Private Sale Letter in the form attached hereto as Exhibit 2.1-2

-    B Note Covenant Letter in the form attached hereto as Exhibit 2.1-3

- All outstanding 8% Senior Subordinated Reset Discount Notes, due 2009, of HIH, which are subject to that certain Pledge Agreement, dated June 14, 2002, among BNAC, ICI Americas Inc. and ICI Finance PLC.

-    HIH Representation Letter in the form attached hereto as Exhibit 2.1-4

- All ancillary agreements between GOF or any of its affiliates and ICI or any of its affiliates, entered into in connection with the Sale and Purchase Agreement (unless HMP otherwise determines that any such ancillary agreement shall not constitute a New Asset)

-    US$2,400,000

                                 EXHIBIT 2.2(a)

                                 HMP/CPF RELEASE

                                   EXHIBIT 2.4

                         INDIVIDUAL INVESTOR INFORMATION

INDIVIDUAL INVESTOR         BNAC SHARES                                  HH PREFERRED
 NAME AND ADDRESS             OWNED               CLASS A UNITS          MEMBER UNITS
--------------------   --------------------    -------------------    -------------------
  Peter Huntsman               6,156                 28,993                1,122,065

    Kimo Esplin                3,079                 14,497                  561,032

    Sam Scruggs                3,079                 14,497                  561,032

   David Parkin                  924                  4,349                  168,310

   Russell Healy                 616                  2,899                  112,206

   John Heskett                  308                  1,450                   56,103

   Sean Douglas                  308                  1,450                   56,103

   Kevin Hardman                 308                  1,450                   56,103

                               EXHIBIT 3.3(c)(iii)

                           INTEREST HOLDERS AGREEMENT

                                  SCHEDULE 4.4

Shares of Class, A, B, and C Preferred Stock are convertible into shares of Series A Common Stock in accordance with the provisions of the HMP Equity Holdings Corporation's Certificate of Incorporation.

                               SCHEDULE 6.4(b)(i)

On August 7, 2002, BNAC offered and sold to the Investors the BNAC shares set forth on Exhibit 2.4 to this Agreement. No registration statement, qualification or other filing has been made, or is anticipated to be made by BNAC in Utah or Texas with respect to such offer and sale.

Pursuant to the Stockholders Agreement, dated as of August 7, 2002, by and among BNAC, GOF and each of the Investors, the Investors (a) have preemptive rights with respect to the issuance of securities by BNAC, tag-along rights with respect to the transfer of securities by GOF and certain other rights; and (b) are subject to voting agreements, a proxy and take-along rights in favor of GOF with respect to their BNAC Shares.

                                   EXHIBIT 9.2

                            FORM OF LOCKUP AGREEMENT

                                  APPENDIX 9.5

                                   SPV ACTIONS

1. Upon consummation of the purchase of the Alta Interests (as defined in the GOF/ICI Purchase Agreement), the SPV shall cause ICI Alta and HSCC to terminate the MIOA (as defined in the GOF/ICI Purchase Agreement).

2. The SPV shall take, or shall cause its Subsidiaries to take, all such other actions as shall be reasonably necessary to satisfy the Bank Consent Condition.

                                 EXHIBIT 10.1(d)

                                THE SPV AGREEMENT

                                APPENDIX 10.2(b)

PART I - PLAN PARAMETERS (ESSENTIAL FEATURES)

1.   Satisfactory exit refinancing arrangements with the Bank Group.

2. Payment of trade creditors in full with respect to their pre-petition claims in the ordinary course of the business of H Corp or H Poly.

3. The exchange of the entire GOF Bond Position (defined in the Plan to include the CPF Bond Position) into New Common Stock and the release of the Guarantees.

4. Accrued and unpaid interest due on Bonds held by persons other than GOF, CPF or the HH Preferred Member shall be paid in full, and such Bonds shall be treated as unimpaired under the Plan.

5. The continuation of management in their pre-bankruptcy positions in H Corp and H Poly.

PART II - PLEADINGS TO IMPLEMENT THE FAST TRACK REORGANIZATION TO BE FILED BY H CORP AND H POLY

1. Voluntary petition for HMP, H Corp and/or H Poly, all other Affiliates that have guaranteed bank debt and such other Subsidiaries and/or Affiliates as to which H Corp and/or H Poly and GOF agree in writing, the standard attachments thereto (such as Exhibit A to the voluntary petition and a copy of the appropriate board resolutions) and related pleadings including but not limited to the list of the 20 largest creditors and a creditors' matrix.

2. Standard first-day pleadings including but not limited to applications to retain professionals and motions re: cash management of bank accounts and to honor pre-petition payroll and employee benefits obligations in the ordinary course of business.

3. A motion and related declarations and memoranda seeking an order permitting H Corp and H Poly to pay its vendor and other unsecured debt in the ordinary course of business in light of the pre-pack nature of the Plan and in light of the Plan's treatment of such debt as unimpaired.

4. Debtor-in-possession financing documents. A motion and related documents and memoranda seeking an emergency order authorizing H Corp and/or H Poly to enter into debtor-in-possession financing arrangements with the Bank Group or any other lender reasonably acceptable to H Corp and/or H Poly and GOF on terms reasonably acceptable to H Corp and/or H Poly and GOF (or a cash collateral motion reasonably acceptable to the H Corp and/or H Poly and GOF if debtor-in-possession financing is unnecessary).

                          Appendix 10.2(b) Page 1 of 2

5. The Plan and a motion seeking an order confirming the Plan and approving prepetition solicitation of consents thereto at a hearing to be commenced within sixty (60) days after the filing of such motion.

                          Appendix 10.2(b) Page 2 of 2